{Front Cover]

[State Street Research Logo]

STATE STREET RESEARCH
GOVERNMENT INCOME FUND

ANNUAL REPORT
October 31, 1996

[Graphic - Figure carrying umbrella and briefcase
           bounding over globe of the world]

WHAT'S INSIDE

From the Chairman
The markets
reward investors

Portfolio Manager's Review
Positive returns for
this conservative fund

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Dalbar Quality Tested Service Logo]

DALBAR
Honors Commitment To:
Investors

  For Excellence
        in
Shareholder Service

FROM THE CHAIRMAN

To Our Shareholders:

[Photo of Ralph F. Verni

So far, this year has proven to be another good one for many investors in both the stock and bond markets. The Dow Jones Industrial Average broke the 6000 point barrier, and the Standard & Poor's 500 Composite Index is up +24.10 for the 12 months ended October 31, 1996. Government bond investors saw the Salomon Brothers Non-U.S. Dollar World Government Bond Index gain +5.45% and the Merrill Lynch Government Master Index gain +5.05% for the same time period.(1)

For much of the past year, there were strong corporate profits, low inflation and steady but slow economic growth. The stock and bond markets were unduly influenced over the past few months by news on the economy, employment and what the Federal Reserve might do. Contradictions as to which direction the economy was headed, caused rallies on some days and declines on others. But both markets continued to show a trend of advancement into the autumn season.

The economy has definitely slowed in recent months, but this looks more like a temporary pause than the beginning of a protracted slowdown.

The bond market is expected to remain in the trading range where it has been for the past several months, even though some of the recent news has been more favorable. We are keeping an eye on the risk of higher inflation driven by the tightening labor market and the loss of momentum on reducing the deficit. We continue to carry a duration in our portfolios that is modestly shorter than the market.

In closing, I'd like to say as an overseer of this Fund that we have a great team at work here: Jack Kallis's many years of experience and investment disciplines combined with State Street Research's research capabilities give Government Income Fund investors the needed advantage in today's markets.

Thank you for investing in Government Income Fund.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman

November 30, 1996

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Salomon Brothers Non-U.S. Dollar World Government Bond Index is a commonly used measure of international bond performance. The Merrill Lynch Government Master Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+4.51% for Class B shares; +5.55% for Class C shares; +4.51% for Class D shares.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of
 .25%, and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance.

(4)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended October 31, 1996, except where otherwise noted)

Total value of $10,000 invested on March 23, 1987(3)
(Class A shares, at maximum applicable sales charge)

[Mountain Chart]

[Data for Mountain Chart]

 3/87     9550
10/87     9408
10/88    10328
10/89    11321
10/90    11948
10/91    13890
10/92    15259
10/93    17034
10/94    16424
10/95    18899
10/96    19896

SEC Yield

Class A      5.62%
---------- --------
Class B      5.16%
---------- --------
Class C      6.15%
---------- --------
Class D      5.16%

SEC yield is based on the net investment income produced for the 30 days ended October 31, 1996.

SEC Average Annual Compound Rates of Return for periods ended 9/30/96 (at maximum applicable sales charge)(3),(4)

             Life of Fund
            (since 3/23/87)   5 years    1 year
---------- ----------------  --------- ---------
Class A          +7.28%        +6.28%    +0.12%
---------- ----------------  --------- ---------
Class B          +7.49%        +6.38%    -0.93%
---------- ----------------  --------- ---------
Class C          +7.88%        +7.42%    +5.02%
---------- ----------------  --------- ---------
Class D          +7.50%        +6.70%    +3.08%

Average Annual Compound Rates of Return
(at maximum applicable sales charge)3,4

             Life of Fund
            (since 3/23/87)   5 years    1 year
---------- ----------------  --------- ---------
Class A          +7.41%        +6.47%    +0.54%
---------- ----------------  --------- ---------
Class B          +7.62%        +6.56%    -0.43%
---------- ----------------  --------- ---------
Class C          +8.02%        +7.62%    +5.55%
---------- ----------------  --------- ---------
Class D          +7.63%        +6.88%    +3.52%

PORTFOLIO MANAGER'S REVIEW

[Photo of John H. Kallis
Portfolio Manager]

The following is a discussion with Government Income Fund portfolio manager John H. Kallis. Jack has 34 years of investment experience.

Q: What is your philosophy in managing the Fund?

A: We look for steady performance without exposing the portfolio to a high level of risk. To accomplish this, we diversify among higher-quality bond sectors. We research the U.S. government securities and other sectors to find attractive investments. We also believe in active bond management, including adjustments to average maturity and sector weightings.

Q: How would you describe the Fund's performance over the past 12 months?

A: We had a pretty good year. For the twelve months ended October 31, 1996, Government Income Fund's Class A shares provided a total return of +5.28% (does not reflect sales charge).2 The Fund outperformed Lipper Analytical Services' General U.S. Government Funds Category, which had an average return of +4.04% for 169 funds. Our conservative positioning helped the Fund outperform when interest rates were on the rise during much of 1996.

Q: How have you structured the portfolio over the past 12 months?

A: In this challenging investment environment we've been very active with the portfolio. Last year at this time, interest rates were declining, so we were emphasizing Treasuries, at 41% of the portfolio. When interest rates began to creep back up in 1996, we took a more defensive stance with a shorter average maturity--duration--for the portfolio. Many competing funds had longer durations than we did, which hurt them and helped us during this time. We reduced our position in Treasuries and increased our holdings in mortgage securities, which offer better performance when interest rates are on the rise. As of April 30, 1996, we had 45% of the portfolio invested in mortgages.

More recently, as interest rates have started to come down again, we've scaled back our mortgage holdings, lowered the percentage of cash in the portfolio, and moved back into Treasuries, which make up 33% of the portfolio as of October 31, 1996.

We've also pared our position in non-dollar foreign government bonds, as we've been taking profits in this sector. The foreign government bonds have performed well and added quite a bit of value during this time, even though their position in the portfolio is relatively small.

Q: What has happened with the Fund's yield over the past 12 months?

A: The fluctuations in interest rates also caused movements in the Fund's yield. Looking back over the past year, the yield was at its lowest at the end of November at 5.36%, and at its highest at the end of May at 6.25%.

Q: What is your outlook for the economy and the fund?

A: The economy is healthy. Inflation wasn't a problem this year, and that may continue. People are working, and consumer confidence is high. Wages have been rising, so they have money to spend as well. The Fed hasn't made any changes to interest rates since January. I wouldn't be surprised to see that trend continue.

Our strategy will depend on the direction interest rates move. If rates decline further, we will probably add to our position in Treasuries and look to add duration to the portfolio. If rates come back up, we'll add to our holdings in mortgage securities and take some duration out of the Fund.

October 31, 1996

Asset Allocation
(by percentage of net assets)

[Pie Chart]

U.S. Treasury securities 33%
U.S. Agency mortgage securities 42%
Trust certificates/other 16%
Foreign government bonds 4%
Cash 5%

Bond Yields
(October 31, 1995 to October 31, 1996)

[Line Chart]






[Data for Line Chart]

           30-year      30-year       90-day
           Mortgage   U.S.Treasury  U.S.Treasury
          Securities   Securities    Securities
10/95        7240         6332         5494
11/95        7030         6134         5482
12/95        6810         5959         5072
1/96         6760         6024         5044
2/96         7260         6467         5012
3/96         7570         6669         5135
4/96         7800         6904         5149
5/96         8000         6994         5177
6/96         7870         6894         5152
7/96         7910         6973         5301
8/96         8050         7155         5277
9/96         7820         6921         5027
10/96        7480         6641         5144

STATE STREET RESEARCH GOVERNMENT INCOME FUND

INVESTMENT PORTFOLIO
October 31, 1996

                                      Principal         Maturity        Value
                                        Amount            Date         (Note 1)
 --------------------------------  -------------------------------  ---------------
U.S. GOVERNMENT SECURITIES 75.3%
U.S. Treasury 33.2%
U.S. Treasury Bond, 13.75%           $10,000,000        8/15/2004    $ 14,523,400
U.S. Treasury Bond, 10.75%            14,100,000        8/15/2005      18,213,252
U.S. Treasury Bond, 12.00%             4,000,000        8/15/2013       5,758,760
U.S. Treasury Bond, 9.25%             29,500,000        2/15/2016      37,575,625
U.S. Treasury Bond, 8.13%             26,300,000        8/15/2021      30,594,264
U.S. Treasury Bond, 7.50%             20,000,000       11/15/2024      21,937,400
U.S. Treasury Note, 9.00%             52,000,000        5/15/1998      54,518,880
U.S. Treasury Note, 5.13%              5,525,000        6/30/1998       5,476,656
U.S. Treasury Note, 6.63%              7,075,000        7/31/2001       7,224,212
U.S. Treasury Note, 5.75%             38,500,000        8/15/2003      37,495,535
                                                                    ---------------
                                                                      233,317,984
                                                                    ---------------
U.S. Agency 5.4%
Federal Home Loan Mortgage Corp.
  Deb., 7.24%                         10,020,000        5/15/2002      10,106,072
Federal National Mortgage
  Association STRIPS, 0.00%           15,000,000       11/22/2001      14,974,200
Guaranteed Export Trust Notes
  Series 95-A, 6.28%                   8,470,588        6/15/2004       8,430,692
Guaranteed Export Trust Notes
  Series 96-A, 6.55%                   4,282,353        6/15/2004       4,316,783
                                                                    ---------------
                                                                       37,827,747
                                                                    ---------------
U.S. Agency Mortgage 36.7%
Federal Home Loan Mortgage Corp.
  FHA-VA, 9.00%                        6,380,465       12/01/2009       6,761,315
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                         19,442,488       12/01/2024      19,223,760
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                         15,539,494        1/01/2025      15,663,188
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%               5,525,000        3/25/2023       5,381,682
Federal Housing Administration
  Court Yard Project, 10.75%           6,493,547        8/01/2032       7,150,005
Federal Housing Administration
  East Bay Manor Project, 10.00%       6,767,250        3/01/2033       7,324,491
Federal Housing Administration
  Charles River Project, 9.63%         9,483,615       12/01/2033      10,217,113
Federal National Mortgage
  Association, 7.50%                  13,251,633        6/01/2010      13,496,788
Federal National Mortgage
  Association, 7.00%                      43,897        2/01/2024          43,294
Federal National Mortgage
  Association FHA-VA, 8.00%            4,931,289        4/01/2008       5,134,853
U.S. Agency Mortgage (cont'd)
Federal National Mortgage
  Association FHA-VA, 8.00%          $ 6,275,948        6/01/2008    $  6,527,362
Federal National Mortgage
  Association FHA-VA, 8.50%            9,144,145        2/01/2009       9,706,784
Federal National Mortgage
  Association FHA-VA, 9.00%           15,347,081        5/01/2009      16,258,237
Federal National Mortgage
  Association FHA-VA, 9.00%              540,084        4/01/2016         572,149
Government National Mortgage
  Association, 6.50%                  12,022,695        5/15/2009      11,911,845
Government National Mortgage
  Association, 9.50%                   3,352,791        9/15/2009       3,641,937
Government National Mortgage
  Association, 9.50%                   6,113,777       10/15/2009       6,641,028
Government National Mortgage
  Association, 9.50%                   2,755,827       11/15/2009       2,993,490
Government National Mortgage
  Association, 9.00%                   2,053,186        4/15/2017       2,201,385
Government National Mortgage
  Association, 8.00%                   1,981,223       10/15/2017       2,063,068
Government National Mortgage
  Association, 8.00%                   3,879,519       11/15/2017       4,039,782
Government National Mortgage
  Association, 9.50%                   1,269,806       11/15/2017       1,378,730
Government National Mortgage
  Association, 9.50%                     251,838        9/15/2019         273,203
Government National Mortgage
  Association, 7.50%                   3,063,323        9/15/2021       3,098,153
Government National Mortgage
  Association, 8.00%                     423,236        5/15/2022         434,871
Government National Mortgage
  Association, 8.00%                   2,712,413        6/15/2022       2,783,587
Government National Mortgage
  Association, 8.00%                   2,891,233        7/15/2022       2,968,079
Government National Mortgage
  Association, 8.00%                      60,743        8/15/2022          62,337
Government National Mortgage
  Association, 8.00%                   7,890,136       12/15/2022       8,104,604
Government National Mortgage
  Association, 7.50%                   1,425,293        1/15/2023       1,436,866
Government National Mortgage
  Association, 7.50%                  12,910,593        6/15/2023      13,003,291
Government National Mortgage
  Association, 10.00%                 17,010,077        6/15/2023      18,232,591
Government National Mortgage
  Association, 7.50%                     835,717        8/15/2023         841,717

The accompanying notes are an integral part of the financial statements.

                                      3

                                      Principal         Maturity        Value
                                        Amount            Date         (Note 1)
 --------------------------------  -------------------------------  ---------------
U.S. Agency Mortgage (cont'd)
Government National Mortgage
  Association, 7.50%                 $   850,107       10/15/2023    $    857,010
Government National Mortgage
  Association, 7.50%                     601,181       12/15/2023         605,497
Government National Mortgage
  Association, 7.50%                     817,217        1/15/2024         823,085
Government National Mortgage
  Association, 7.50%                  10,092,908        4/15/2024      10,169,870
Government National Mortgage
  Association, 8.00%                  19,482,380        9/15/2026      19,920,733
Government National Mortgage
  Association TBA, 7.50%              12,375,000       11/29/2008      12,626,367
Government National Mortgage
  Association TBA, 8.00%               2,625,000       12/18/2026       2,688,985
                                                                    ---------------
                                                                      257,263,132
                                                                    ---------------
Total U.S. Government Securities (Cost $515,301,325)                  528,408,863
                                                                    ---------------
OTHER INVESTMENTS 19.8%
Foreign Government 3.7%
                                     Australian Dollar
Government of Australia, 7.50%         7,850,000        7/15/2005       6,294,436
                                     Canadian Dollar
Government of Canada, 7.50%            7,250,000       12/01/2003       5,839,544
                                     Danish Krone
Kingdom of Denmark, 8.00%             25,475,000       11/15/2001       4,799,326
Kingdom of Denmark, 8.00%             25,700,000        3/15/2006       4,758,588
                              European Currency Unit
Government of France, 8.00%            3,225,000        4/25/2003       4,546,964
                                                                    ---------------
                                                                       26,238,858
                                                                    ---------------
Trust Certificates 13.3%
Cooperative Utility Trust
  Certificates, 9.50%                $25,499,000        2/15/2017      27,659,275
Cooperative Utility Trust
  Certificates, 9.52%                 24,525,000        3/15/2019      26,652,789
Government Backed Trust Class
  T-2, 9.40%                             107,919       11/15/1996         108,004
Government Backed Trust Class
  T-3, 9.63%                          10,000,000        5/15/2002      10,729,500
Trust Certificates (cont'd)
Government Trust Certificates
  Class 2-D, 9.25%                   $ 2,086,373       11/15/1996    $  2,087,959
Government Trust Certificates
  Class 2-E, 9.40%                    24,000,000        5/15/2002      25,820,400
                                                                    ---------------
                                                                       93,057,927
                                                                    ---------------
Finance/Mortgage 2.8%
Prudential Home Mortgage
  Securities Co. Series 93-29 A-6
  PAC, 6.75%                          10,118,504        8/25/2008      10,178,507
Residential Funding Corp. Series
  93-S25 A-1, 6.50%                    9,364,517        7/25/2008       9,379,126
                                                                    ---------------
                                                                       19,557,633
                                                                    ---------------
Total Other Investments (Cost $136,334,969)                           138,854,418
                                                                    ---------------
SHORT-TERM OBLIGATIONS 5.3%
Federal Home Loan Bank, 5.22%         12,000,000       11/29/1996      11,951,467
Federal Home Loan Mortgage
  Corp., 5.18%                         9,795,000       11/01/1996       9,795,000
Federal Home Loan Mortgage
  Corp., 5.50%                        15,493,000       11/01/1996      15,493,000
                                                                    ---------------
Total Short-Term Obligations (Cost $37,239,467)                        37,239,467
                                                                    ---------------
Total Investments (Cost $688,875,761)--100.4%                         704,502,748
Cash and Other Assets, Less Liabilities--(0.4)%                        (2,730,819)
                                                                    ---------------
Net Assets--100.0%                                                   $701,771,929
                                                                    ===============
Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $688,875,761 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                    $ 20,181,429
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                      (4,554,442)
                                                                    ---------------
                                                                     $ 15,626,987
                                                                    ===============

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

The accompanying notes are an integral part of the financial statements.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                     Unrealized
                                                                                    Appreciation
                                                 Total Value       Contract Price  (Depreciation)    Delivery Date
--------------------------------------------  -----------------------------------  ---------------  ----------------
Buy Australian dollars, Sell U.S. dollars       3,590,000   AUD     .79004   AUD      $   1,923         1/24/97
Buy Australian dollars, Sell U.S. dollars         570,000   AUD     .79055   AUD             15         1/24/97
Sell Australian dollars, Buy U.S. dollars       1,025,000   AUD     .77425   AUD        (18,400)       11/14/96
Sell Australian dollars, Buy U.S. dollars       6,075,000   AUD     .77450   AUD       (107,533)       11/14/96
Sell Australian dollars, Buy U.S. dollars         570,000   AUD     .79340   AUD          1,610         1/24/97
Sell Australian dollars, Buy U.S. dollars       3,590,900   AUD     .79360   AUD         10,857         1/24/97
Sell Canadian dollars, Buy U.S. dollars         2,470,000   CAD     .73099   CAD        (38,979)       11/14/96
Sell Canadian dollars, Buy U.S. dollars         4,050,000   CAD     .74702   CAD        (12,436)        1/24/97
Sell Danish krone, Buy U.S. dollars            49,514,000   DKK     .17584   DKK        181,977        11/14/96
Sell Danish krone, Buy U.S. dollars             2,030,000   DKK     .17111   DKK         (2,141)       11/14/96
Sell Danish krone, Buy U.S. dollars               833,000   DKK     .17110   DKK         (1,407)        1/24/97
Sell European currency units,
  Buy U.S. dollars                              3,311,000   ECU    1.27480   ECU         25,231        11/14/96
                                                                                   ---------------
                                                                                      $  40,717
                                                                                   ===============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $688,875,761) (Note 1)            $704,502,748
Cash                                                                 3,184
Interest receivable                                             11,281,362
Receivable for securities sold                                   5,340,072
Receivable for fund shares sold                                  1,533,994
Receivable for open forward contracts                              221,613
Other assets                                                        23,161
                                                              ---------------
                                                               722,906,134
Liabilities
Payable for securities purchased                                15,334,878
Payable for fund shares redeemed                                 2,390,682
Dividends payable                                                2,277,552
Accrued management fee (Note 2)                                    384,992
Accrued distribution and service fees (Note 3)                     215,047
Accrued transfer agent and shareholder services (Note 2)           213,526
Payable for open forward contracts                                 180,896
Accrued trustees' fees (Note 2)                                     10,352
Other accrued expenses                                             126,280
                                                              ---------------
                                                                21,134,205
                                                              ---------------
Net Assets                                                    $701,771,929
                                                              ===============
Net Assets consist of:
 Undistributed net investment income                          $  3,771,439
 Unrealized appreciation of investments                         15,626,987
 Unrealized appreciation of forward contracts and  foreign
  currency                                                          45,123
 Accumulated net realized loss                                 (86,648,683)
 Shares of beneficial interest                                 768,977,063
                                                              ---------------
                                                              $701,771,929
                                                              ===============
Net Asset Value and redemption price per share of Class A
  shares ($584,313,469 / 46,990,520 shares of beneficial
  interest)                                                         $12.43
                                                              ===============
Maximum Offering Price per share of Class A shares ($12.43
  / .955)                                                           $13.02
                                                              ===============
Net Asset Value and offering price per share of Class B
  shares ($95,218,110 / 7,679,256 shares of beneficial
  interest)*                                                        $12.40
                                                              ===============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($7,767,449 / 625,275 shares of
  beneficial interest)                                              $12.42
                                                              ===============
Net Asset Value and offering price per share of Class D
  shares ($14,472,901 / 1,166,285 shares of beneficial
  interest)*                                                        $12.41
                                                              ===============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest                                                   $55,174,545
Expenses
Management fee (Note 2)                                      4,723,842
Transfer agent and shareholder services (Note 2)               786,300
Custodian fee                                                  250,860
Reports to shareholders                                        160,433
Service fee--Class A (Note 3)                                1,536,412
Distribution and service fees--Class B (Note 3)                923,020
Distribution and service fees--Class D (Note 3)                137,675
Audit fee                                                       56,273
Registration fees                                               53,807
Trustees' fees (Note 2)                                         33,363
Miscellaneous                                                   29,917
                                                          --------------
                                                             8,691,902
                                                          --------------
Net investment income                                       46,482,643
                                                          --------------
Realized and Unrealized Gain (Loss) on Investments,
  Forward Contracts and Foreign Currency
Net realized loss on investments (Notes 1 and 4)            (3,528,385)
Net realized loss on forward contracts and foreign
  currency (Note 1)                                            (23,619)
                                                          --------------
 Total net realized loss                                    (3,552,004)
                                                          --------------
Net unrealized depreciation of investments (Note 5)         (7,443,474)
Net unrealized appreciation of forward contracts and
  foreign currency                                           1,038,389
                                                          --------------
 Total net unrealized depreciation                          (6,405,085)
                                                          --------------
Net loss on investments, forward contracts and foreign
  currency                                                  (9,957,089)
                                                          --------------
Net increase in net assets resulting from operations       $36,525,554
                                                          ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended October 31
                                  -------------------------------
                                      1996             1995
 ------------------------------- ---------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income             $ 46,482,643     $ 48,226,230
Net realized gain (loss) on
  investments, forward contracts
  and foreign currency*             (3,552,004)       2,583,992
Net unrealized appreciation
  (depreciation) of investments,
  forward contracts and foreign
  currency                          (6,405,085)      48,001,271
                                 ---------------  ---------------
Net increase resulting from
  operations                        36,525,554       98,811,493
                                 ---------------  ---------------
Dividends from net investment
  income:
 Class A                           (39,055,243)     (42,302,801)
 Class B                            (5,188,785)      (3,875,565)
 Class C                              (404,930)        (166,657)
 Class D                              (773,463)        (735,022)
                                 ---------------  ---------------
                                   (45,422,421)     (47,080,045)
                                 ---------------  ---------------
Net increase (decrease) from
  fund share transactions
  (Note 6)                         (50,352,743)       4,925,189
                                 ---------------  ---------------
Total increase (decrease) in
  net assets                       (59,249,610)      56,656,637

Net Assets
Beginning of year                  761,021,539      704,364,902
                                 ---------------  ---------------
End of year (including
  undistributed net investment
  income of $3,771,439 and
  $2,696,356, respectively)       $701,771,929     $761,021,539
                                 ===============  ===============
*Net realized gain (loss) for
  Federal income tax purposes
  (Note 1)                        $ (4,139,815)    $  2,398,429
                                 ===============  ===============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Government Income Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of four separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the Fund is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported

STATE STREET RESEARCH GOVERNMENT INCOME FUND

on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1996, the Fund had a capital loss carryforward of $86,648,683 available, to the extent provided in regulations, to offset future capital gains, if any, of which $46,959,196, $18,353,379, $17,196,293 and $4,139,815 expires on
October 31, 1997, 1998, 2002 and 2004, respectively. The Fund had a capital loss carryforward of $29,348,263 expire on October 31, 1996. In addition, as part of a merger that occurred on May 12, 1995, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expires on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Forward Contracts and Foreign Currencies The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $4,723,842.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended October 31, 1996, the amount of such expenses was $259,577.

The fees of the Trustees not currently affiliated with the Adviser amounted to $33,363 during the year ended October 31, 1996.

Note 3
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $1,536,412, $923,020 and $137,675 for Class A, Class B and Class D shares, respectively.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

Note 3 (cont'd)
The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $89,615 and $495,180, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $536,913 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $372,729 and $1,828 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 4
For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $609,470,532 and $688,024,321 (including $503,419,486 and $551,059,425 of U.S. Government obligations), respectively.

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1996, the Distributor owned 12,241 Class A shares of the Fund.

Share transactions were as follows:

                                                                Year ended October 31
                                          -----------------------------------------------------------------
                                                        1996                             1995
                                          -------------------------------   --------------------------------
Class A                                       Shares           Amount          Shares           Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                  2,386,852     $  29,601,645       8,692,870     $ 106,770,703
Issued upon reinvestment of dividends        1,707,616        21,188,423       1,902,247        23,135,012
Shares repurchased                          (9,183,464)     (113,908,052)    (13,184,315)     (159,163,704)
                                          -------------- ----------------  ---------------  ----------------
Net decrease                                (5,088,996)    $ (63,117,984)     (2,589,198)    $ (29,257,989)
                                          ============== ================  ===============  ================
Class B                                     Shares         Amount            Shares          Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                  2,341,362     $  29,026,329       3,527,941     $  42,934,470
Issued upon reinvestment of dividends          275,775         3,412,679         209,008         2,591,060
Shares repurchased                          (1,940,555)      (24,024,991)     (1,222,045)      (14,751,417)
                                          -------------- ----------------  ---------------  ----------------
Net increase                                   676,582     $   8,414,017       2,514,904     $  30,774,113
                                          ============== ================  ===============  ================
Class C                                     Shares         Amount            Shares          Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                    518,980     $   6,381,030         435,479     $   5,346,473
Issued upon reinvestment of dividends           30,667           379,365          12,362           153,460
Shares repurchased                            (324,941)       (4,001,721)        (64,617)         (809,530)
                                          -------------- ----------------  ---------------  ----------------
Net increase                                   224,706     $   2,758,674         383,224     $   4,690,403
                                          ============== ================  ===============  ================
Class D                                     Shares         Amount            Shares          Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                    520,289     $   6,453,505         433,690     $   5,281,361
Issued upon reinvestment of dividends           43,660           539,841          43,377           526,125
Shares repurchased                            (435,567)       (5,400,796)       (590,308)       (7,088,824)
                                          -------------- ----------------  ---------------  ----------------
Net increase (decrease)                        128,382     $   1,592,550        (113,241)    $  (1,281,338)
                                          ============== ================  ===============  ================

STATE STREET RESEARCH GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                         Class A                                        Class B
                                     ------------------------------------------------    -----------------------------------------
                                                   Year ended October 31                          Year ended October 31
                                     ------------------------------------------------    -----------------------------------------
                                        1996*     1995*     1994*      1993       1992     1996*     1995*     1994*     1993**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $12.58    $11.68    $12.92     $12.38     $12.14   $12.55    $11.66    $12.91     $12.67
Net investment income                    0.81      0.83      0.81       0.84       0.90     0.71      0.73      0.72       0.30
Net realized and unrealized gain
  (loss) on  investments, forward
  contracts and foreign currency        (0.17)     0.88     (1.26)      0.56       0.26    (0.16)     0.87     (1.27)      0.24
Dividends from net investment
  income                                (0.79)    (0.81)    (0.79)     (0.84)     (0.91)   (0.70)    (0.71)    (0.70)     (0.30)
Distributions from net realized
  gains                                    --        --        --      (0.02)     (0.01)      --        --        --         --
                                     --------  --------  --------   --------   --------- --------  -------- --------- -----------
Net asset value, end of year           $12.43    $12.58    $11.68     $12.92     $12.38   $12.40    $12.55     $11.6     $12.91
                                     ========  ========  ========   ========   ========= ========  ======== ========= ==========
Total return                             5.28%+   15.07%+   (3.58)%+   11.63%+     9.86%+   4.51%+   14.15%+   (4.38)%+    4.32%+++
Net assets at end of year (000s)     $584,313  $655,045  $638,418   $868,556   $798,705  $95,218   $87,908   $52,319    $26,578
Ratio of operating expenses to
  average net assets                     1.09%     1.10%     1.07%      1.05%      1.05%     .84%     1.85%     1.82%      1.81%++
Ratio of net investment income to
  average net assets                     6.50%     6.83%     6.54%      6.59%      7.25%    5.75%     6.01%     5.86%      5.67%++
Portfolio turnover rate                 88.79%   105.57%   134.41%    103.49%     97.33%   88.79%   105.57%   134.41%    103.49%

                                                      Class C                                     Class D
                                     ------------------------------------------  -------------------------------------------
                                               Year ended October 31                       Year ended October 31
                                     ------------------------------------------  -------------------------------------------
                                       1996*     1995*      1994*      1993**     1996*      1995*      1994*      1993**
 -----------------------------------  -------- --------- -----------  ---------  --------- --------- ----------- ----------
Net asset value, beginning of year    $12.57    $ 11.67    $ 12.92    $ 12.67    $ 12.56    $ 11.66    $ 12.91     $ 12.67
Net investment income                   0.84       0.90       0.84       0.19       0.71       0.74       0.72        0.30
Net realized and unrealized gain
  (loss) on
   investments, forward contracts
  and foreign currency                 (0.17)      0.84      (1.27)      0.42      (0.16)      0.87      (1.27)       0.24
Dividends from net investment
  income                               (0.82)     (0.84)     (0.82)     (0.36)     (0.70)     (0.71)     (0.70)      (0.30)
                                      -------- --------- -----------  ---------  --------- --------- ----------- ----------
Net asset value, end of year          $12.42    $ 12.57    $ 11.67    $ 12.92    $ 12.41    $ 12.56    $ 11.66     $ 12.91
                                      ======== ========= ===========  =========  ========= ========= =========== ==========
Total return                            5.55%+    15.37%+    (3.42)%+    4.82%+++   4.51%+    14.24%+    (4.38)%+     4.32%+++
Net assets at end of year (000s)      $7,767    $ 5,036    $   203    $    36    $14,473    $13,033    $13,425     $12,101
Ratio of operating expenses to
  average net assets                    0.84%      0.85%      0.82%      0.80%++    1.84%      1.85%      1.82%       1.88%++
Ratio of net investment income to
  average net assets                    6.78%      6.79%      8.01%      6.59%++    5.76%      6.08%      5.84%       5.59%++
Portfolio turnover rate                88.79%    105.57%    134.41%    103.49%     88.79%    105.57%    134.41%     103.49%

 ++ Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
  * Per-share figures have been calculated using the average shares method. ** June 1, 1993 (commencement of share class designations) to October 31,
     1993.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason- able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

STATE STREET RESEARCH GOVERNMENT INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Government Income Fund outperformed Lipper Analytical Service's General U.S. Government Funds Category for the 12 months ended October 31, 1996. The Fund's conservative positioning helped its performance when interest rates were on the rise during much of 1996.

Government Income Fund's management was very active with the portfolio. Last year at this time, when interest rates were declining, the Fund emphasized Treasuries, at 41% of the portfolio. When interest rates rose in 1996, Fund management reduced the Fund's position in Treasuries and increased its holdings in mortgage securities. As of April 30, 1996, the Fund had 45% of the portfolio invested in mortgages.

More recently, as interest rates have started to come down again, Fund management reduced mortgage holdings and moved back into Treasuries, which make up 33% of the portfolio as of October 31, 1996.

The non-dollar portions of the portfolio performed well and added value during this time, even though their position in the portfolio was and is relatively small.

The fluctuations in interest rates also caused movements in the Fund's yield. The yield was at its lowest at the end of November at 5.36%, and at its highest at the end of May at 6.25%.

October 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of
 .25%, and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. The Merrill Lynch Government Master and Blended Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration.
Direct investment in the indices is not possible; results are for illustrative purposes only.

Change In Value Of $10,000 Based On
The Merrill Lynch Blended Index And
The Merrill Lynch Government Master Index
Compared To Change In Value Of $10,000 Invested
In Government Income Fund

[Data for Line Charts]
Class A Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
+0.54%    +6.47%      +7.41%
--------------------------------

$25,000  20,000  15,000  10,000

        $19,896  $21,831   $21,263

3/87     9550     10000     10000
10/87    9408     9935      9849
10/88    10328    11045     10807
10/89    11321    12316     12106
10/90    11948    13154     12825
10/91    13890    15171     14703
10/92    15259    16660     16223
10/93    17034    18553     18333
10/94    16424    17933     17539
10/95    18899    20669     20242
10/96    19896    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

Class B Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
-0.43%    +6.56%      +7.62%
--------------------------------

$25,000  20,000  15,000  10,000

        $20,272  $21,831   $21,263

3/87     10000    10000     10000
10/87    9852     9935      9849
10/88    10814    11045     10807
10/89    11855    12316     12106
10/90    12511    13154     12825
10/91    14544    15171     14703
10/92    15978    16660     16223
10/93    17770    18553     18333
10/94    16992    17933     17539
10/95    19397    20669     20242
10/96    20272    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

Class C Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
+5.55%   +7.62%      +8.02%
--------------------------------

$25,000  20,000  15,000  10,000

        $20,997  $21,831   $21,263

3/87     10000    10000     10000
10/87    9852     9935      9849
10/88    10814    11045     10807
10/89    11855    12316     12106
10/90    12511    13154     12825
10/91    14544    15171     14703
10/92    15978    16660     16223
10/93    17855    18553     18333
10/94    17244    17933     17539
10/95    19894    20669     20242
10/96    20997    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

Class D Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
+3.52%   +6.88%      +7.63%
--------------------------------

$25,000  20,000  15,000  10,000

        $20,286  $21,831   $21,263

3/87     10000    10000     10000
10/87    9852     9935      9849
10/88    10814    11045     10807
10/89    11855    12316     12106
10/90    12511    13154     12825
10/91    14544    15171     14703
10/92    15978    16660     16223
10/93    17769    18553     18333
10/94    16991    17933     17539
10/95    19411    20669     20242
10/96    20286    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

STATE STREET RESEARCH GOVERNMENT INCOME FUND

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the State Street Research Government Income Fund ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                                        Votes (millions of Shares)
                                                                        --------------------------
                                                                            For    Withheld
                                                                           -----------------
1. The following persons were elected as Trustees:
 Edward M. Lamont                                                          43.4      3.0
 Robert A. Lawrence                                                        43.4      3.0
 Dean O. Morton                                                            43.4      3.0
 Thomas L. Phillips                                                        43.4      3.0
 Toby Rosenblatt                                                           43.4      3.0
 Michael S. Scott Morton                                                   43.8      2.6
 Ralph F. Verni                                                            43.8      2.7
 Jeptha H. Wade                                                            43.8      2.6

                                                                                            Votes (millions of Shares)
                                                                                            --------------------------
                                                                                              For  Against  Abstain
                                                                                              ----  ---------------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of companies with less than three (3)
      years' continuous operation                                                            26.5   3.8       2.9
   b. The policy regarding investments in illiquid securities                                26.1   4.0       3.1
3. The Fund's fundamental policy regarding investments in commodities and commodity
   contracts was amended                                                                     25.7   4.5       3.1
4. The Fund's fundamental policy on lending was amended to clarify the permissibility of
   securities lending                                                                        26.0   4.2       3.0
5. The Fund's fundamental policies regarding diversification of investments were amended     27.3   3.0       2.9
6. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or
   liquidate a fund without prior shareholder approval                                       33.1   7.3       4.2
7. The Master Trust Agreement was amended to eliminate specified time permitted between the
   record date and any shareholders meeting                                                  34.4   5.7       4.4

STATE STREET RESEARCH GOVERNMENT INCOME FUND

FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL
TRUST

Fund Information

State Street Research
Government Income Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[Back Cover]

Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

State Street Research Government Income Fund
One Financial Center
Boston, MA 02111

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:

State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408

[State Street Research Logo]

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3549-961224(0198)SSR-LD

Cover Illustration by Dorothy Cullinan

GI-109E-1296

[Front Cover]

[STATE STREET RESEARCH LOGO]

STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: MODERATE

ANNUAL REPORT
October 31, 1996

                      WHAT'S INSIDE

                      From the Chairman
                      The markets reward
                      investors

                      Portfolio Manager's Review
                      Solid performance from
                      stocks and bonds

                      Fund Information
                      Facts and figures

                      Plus, Complete Portfolio Holdings
                      and Financial Statements



                   [DALBAR LOGO]

                   For Excellence
                         in
                 Shareholder Service

FROM THE CHAIRMAN

[Ralph Verni photo]

To Our Shareholders:

So far, this has proven to be another good year for many investors in both the stock and bond markets. The Dow Jones Industrial Average broke the 6000 point barrier, and the Standard & Poor's 500 Composite Index was up 24.10 for the 12 months ended October 31, 1996. Bond investors saw the Lehman Brothers Government/Corporate Bond Index gain 5.39%.(1)

For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The stock and bond markets were unduly influenced over the past few months by news of the economy, employment and what the Federal Reserve might do. Contradictions as to which direction the economy was headed caused rallies on some days and declines on others. But both markets continued to show a trend of advancement into the autumn season. The economy has definitely slowed recently, but this looks more like a temporary pause than the beginning of a protracted slowdown.

The bond market is expected to remain in the trading range where it has been for the past several months, even though some of the recent news has been more favorable. The outlook for the stock market continues to be positive on balance with operating earnings for the S&P 500 expected to be up in 1996 and in 1997. We remain fully invested in most of our portfolios, and we are continuing to find good values in selected stocks.

Effective in December 1996, Peter Bennett will assume management responsibilities for the Fund. He takes the reins from Michael Yogg who leaves State Street Research after 19 years for a new opportunity in the investment community. We thank Michael for his service and wish him all the best in the future.

As many of you may know, Peter Bennett has had a long career with State Street Research and has served in many capacities. In his primary role as Chief Investment Officer-Equities, Peter oversees the day-to-day activities of our Equity Group. As portfolio manager of this Fund, his management style will translate seamlessly with the Fund's team approach.

Sincerely,
/s/ Ralph F. Verni
Ralph F. Verni
Chairman
November 30, 1996

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(3)"C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended October 31, 1996, except where noted)

SEC Average Annual Compound Rates
of Return for periods ended 9/30/96
(at maximum applicable sales charge)(2,3)

             Life of Fund
            (since 9/28/93)      1 Year
---------- ----------------  ---------------
Class C      +8.51%/+7.93%   +11.46%/+11.02%

Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(2,3)
             Life of Fund
            (since 9/28/93)      1 Year
---------- ----------------  ---------------
Class C      +8.67%/+8.10%   +14.08%/+13.65%

Cumulative Total Returns
(do not reflect sales charge)(2)
             Life of Fund
            (since 9/28/93)      1 Year
---------- ----------------  ---------------
Class C     +29.36%/+27.26%  +14.08%/+13.65%

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the above charts, the first figure reflects expense reduction, the second shows what results would have been without subsidization.

PORTFOLIO MANAGER'S REVIEW

State Street Research Strategic Portfolios: Moderate had a positive year, benefiting from a strong stock market and rallies in the bond market. For the 12 months ended October 31, 1996, Class C shares of the Fund provided a total return of +14.08%. Lipper Analytical Services' Balanced Funds category provided an average total return of +14.84% over the same time period.

When considering the Fund's returns, remember that the investment objective of the Fund is slightly more conservative than its peer group. We strive to achieve capital appreciation, current income, and preservation of capital, all with moderate investment risk. We remain widely diversified in stocks and bonds to achieve this objective, and this can sometimes moderate returns.

Stock Holdings

Overall, the year has been a great one for the stock market which fueled the Fund's overall performance. The largest parts of our equity holdings included value stocks, large-cap growth stocks, and international stocks. All three areas performed well for us with value stocks leading the way, followed by large-cap growth stocks, then international stocks. Our small-cap growth stocks, which are the smallest component of our equity holdings, provided very strong performance as well.

Our top five equity industries have shifted somewhat (see chart below) with chemical, retail, and electronic equipment dropping off the list. Bank, hospital supply and drug have moved up to take their places mainly because we see these three industries continuing to have good profit growth as the economy slows. In addition, bank stocks tend to perform better in favorable interest rate environments, which we are seeing currently.

Bond Holdings

Bond performance was mixed over the past year. At the end of 1995, the high quality bond market was rallying, but flattened out in 1996. This held back our overall bond performance since high-quality bonds were a large percentage of holdings. Conversely, our high-yield bond sector has brought in strong performance all year due to the strengthening economy. International bonds brought in solid performance as well.

Current Strategy

As of October 31, 1996, we held 52% of the Fund's assets in equities, 39% in fixed-income securities and 9% in cash. This allocation hasn't changed significantly over the year. On the equity side, the large-cap growth and value stocks remain our largest holdings, with small-cap growth closely following. We continue to maintain a smaller position in international stocks. High-grade bonds make up the largest percentage of our fixed-income holdings, with smaller portions committed to high-yield and international bonds. We like the good values currently available in the high-grade bond sector. We believe the investment environment is generally positive, with economic growth continuing to slow somewhat.

October 31, 1996

[pie chart]

Asset Allocation
(by percentage of net assets)

Equities  52%
Cash       9%
Bonds     39%

[bar chart]

Top 5 Equity Industries
(by percentage of net assets)

Computer software and service      3.9%
Oil                                3.7%
Bank                               3.7%
Hospital supply                    3.7%
Drug                               2.9%
Total:                            17.9%

[bar chart]

Top 5 Bond Sectors
(by percentage of net assets)

U.S. Treasury                      13.2%
U.S. Agency                        11.5%
Corporate                           5.6%
Finance/Mortgage                    5.0%
Foreign Government                  3.0%
Total:                             38.3%

STATE STREET RESEARCH PORTFOLIO: MODERATE

INVESTMENT PORTFOLIO
October 31, 1996
                                                                  Value
                                                     Shares      (Note 1)
---------------------------------------------------  --------  --------------
EQUITY SECURITIES 51.7%
Basic Industries 7.5%
Chemical 2.3%
Cambrex Corp.                                         2,550     $   79,688
General Chemical Group Inc.                           2,300         43,700
Hoechst AG*                                          11,500        432,465
IMC Global Inc.                                       4,410        165,375
Monsanto Co.                                          7,700        305,112
                                                               --------------
                                                                 1,026,340
                                                               --------------
Diversified 0.7%
Cardo AB*                                             5,100        124,869
Tenma Corp.*                                         12,000        212,902
                                                               --------------
                                                                   337,771
                                                               --------------
Forest Product 0.2%
Aracruz Celulose SA ADR                               8,500         68,000
                                                               --------------
Machinery 1.6%
Case Corp.                                            4,600        213,900
Linde AG*                                               255        157,860
Sundstrand Corp.                                      5,800        233,450
Terex Corp. Rts.*++                                     150             37
Triumph Group, Inc.*                                    700         15,750
US Filter Corp.*                                      2,600         89,700
                                                               --------------
                                                                   710,697
                                                               --------------
Metal & Mining 1.9%
Alumax Inc.*                                          5,700        183,113
Aluminum Company of America                           3,400        199,325
Bohler Uddeholm AG*                                   1,400        104,726
Carbide/Graphite Group Inc.*                          2,400         39,150
RTZ Corp.*                                            8,574        137,178
SGL Carbon AG*                                        1,300        146,362
Wyman-Gordon Co.*                                     2,700         59,400
                                                               --------------
                                                                   869,254
                                                               --------------
Railroad 0.8%
Canadian National Railway Co.                        13,200        363,000
                                                               --------------
Total Basic Industries                                           3,375,062
                                                               --------------
Consumer Cyclical 6.7%
Airline 0.2%
Atlas Air Inc.*                                       2,400         88,500
                                                               --------------
Automotive 1.5%
Honda Motor Co.*                                      8,000        191,120
Suzuki Motor Co. Ltd.*                                7,000         71,319
Automotive (cont'd)
Exide Corp.                                           8,600     $   223,600
Ford Motor Co.                                        5,300        165,625
Lear Corp.*                                           1,100         40,700
                                                               --------------
                                                                   692,364
                                                               --------------
Building 0.5%
Lafarge Corp.                                        11,600        216,050
                                                               --------------
Hotel & Restaurant 1.1%
Harrah's Entertainment Inc.*                          7,900        132,325
Mirage Resorts Inc.*                                 11,700        257,400
Motels of America Inc.*+                                 75          4,500
Primadonna Resorts Inc.*                              2,700         43,537
Station Casinos Inc.*                                 3,500         38,938
U.S. Franchise Systems, Inc. CI. A*                   1,000         14,500
                                                               --------------
                                                                   491,200
                                                               --------------
Recreation 0.8%
Amer Group, Ltd. Cl. A*                               8,700        198,556
American Radio Systems Corp. CI. A*                   1,900         57,950
Anchor Gaming*                                          700         35,000
Cox Radio Inc. Cl. A*                                 1,700         30,812
Silver King Communications Inc.*                      1,500         33,375
                                                               --------------
                                                                   355,693
                                                               --------------
Retail Trade 2.6%
CUC International Inc.*                               2,021         49,502
Dominick's Supermarkets Inc.*                         1,700         33,788
Global DirectMail Corp.*                              2,200        108,350
Home Depot Inc.                                       7,400        405,150
Kroger Co.*                                           4,900        218,662
Loehmann's, Inc.*                                     1,500         40,313
MSC Industrial Direct, Inc. Cl. A*                    1,100         40,700
Renters Choice Inc.*                                  1,600         30,400
Sunglass Hut International Inc.*                      4,900         43,488
Wal-Mart Stores, Inc.                                 8,000        213,000
                                                               --------------
                                                                 1,183,353
                                                               --------------
Total Consumer Cyclical                                          3,027,160
                                                               --------------
Consumer Staple 12.7%
Business Service 1.5%
ADT Ltd.*                                            11,900        235,025
ATC Communications Group Inc.*                        2,900         55,100
Carriage Services, Inc. Cl. A*                        2,900         65,613
HA-LO Industries, Inc.*                               3,150         97,650
HBO & Co.                                             1,200         72,150
National Media Corp.*                                   900         10,800

The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                     Shares      (Note 1)
---------------------------------------------------  --------  --------------
Business Service (cont'd)
Personnel Group of America Inc.*                      2,900     $   80,112
Technology Solutions Co.*                             1,250         48,594
                                                               --------------
                                                                   665,044
                                                               --------------
Drug 2.9%
Amgen Inc.*                                           1,800        110,362
BioVail Corp. International*                          3,100         90,675
Pfizer Inc.                                           4,500        372,375
Roussel-Uclaf*                                        1,400        370,504
Sandoz AG*                                              300        346,756
                                                               --------------
                                                                 1,290,672
                                                               --------------
Food & Beverage 2.7%
Anheuser-Busch Companies, Inc.                        5,700        219,450
Coca-Cola Co.                                         5,900        297,950
Coca-Cola Enterprises Inc.                            8,700        370,837
Whitman Corp.                                        12,600        305,550
                                                               --------------
                                                                 1,193,787
                                                               --------------
Hospital Supply 3.7%
American Medical Response, Inc.*                      1,800         54,000
Baxter International Inc.                             9,300        387,112
Genesis Health Ventures Inc.                          2,200         50,325
Healthdyne Technologies Inc.*                         6,800         60,350
Imagyn Medical, Inc.*                                 5,100         41,438
Johnson & Johnson                                     6,000        295,500
Karrington Health Inc.*                               3,100         48,825
Lincare Holdings Inc.*                                1,200         45,000
Mariner Health Group Inc.                             4,100         34,850
Medtronic Inc.                                        3,500        225,313
Physio-Control International Corp.*                   1,200         23,400
Respironics Inc.*                                     1,700         25,500
Roche Holdings AG*                                       35        264,715
Rural/Metro Corp.*                                    1,600         58,400
Ultra-Fem Inc.*                                       1,500         33,750
                                                               --------------
                                                                 1,648,478
                                                               --------------
Personal Care 0.0%
U.S.A. Detergents Inc.*                                 650         21,450
                                                               --------------
Printing & Publishing 0.9%
Heritage Media Corp. Cl. A*                           2,200         33,550
Hollinger International Inc. CI. A*                  24,200        302,500
Providence Journal Co. Cl. A*                         2,100         67,725
                                                               --------------
                                                                   403,775
                                                               --------------
Tobacco 1.0%
Imperial Tobacco Group PLC*                          23,900     $  140,039
Philip Morris Companies, Inc.                         3,300        305,663
Schweitzer-Mauduit International, Inc.                  800         24,600
                                                               --------------
                                                                   470,302
                                                               --------------
Total Consumer Staple                                            5,693,508
                                                               --------------
Energy 3.8%
Oil 3.7%
Abacan Resources Corp.*                               9,500         72,438
ENI SPA ADR                                           3,300        156,750
Imperial Oil Ltd.                                     2,700        118,800
KCS Energy Inc.                                       1,100         47,438
Nuevo Energy Co.*                                     1,300         64,838
Oryx Energy Co.*                                     12,900        248,325
Plains Resources Inc.*                                1,500         21,000
Ranger Oil Ltd.*                                      4,600         34,500
Seagull Energy Corp.                                 13,012        281,384
Tosco Corp.                                           5,500        308,687
Total SA*                                             2,049        160,273
Woodside Petroleum Ltd. ADR*                         25,000        176,363
                                                               --------------
                                                                 1,690,796
                                                               --------------
Oil Service 0.1%
Dreco Energy Services Ltd. Cl. A*                     1,400         36,750
                                                               --------------
Total Energy                                                     1,727,546
                                                               --------------
Finance 7.8%
Bank 3.7%
Bank of New York Inc.                                 9,800        324,625
BankAmerica Corp.                                     2,500        228,750
Citicorp                                              4,400        435,600
Fleet Financial Group Inc.                            6,300        314,212
Sparbanken Sverige AB*                               24,100        381,161
                                                               --------------
                                                                 1,684,348
                                                               --------------
Financial Service 1.7%
Alex Brown Inc.                                         600         34,050
CMAC Investment Corp.                                 1,000         69,125
Federal Home Loan Mortgage Corp.                      2,300        232,300
Federal National Mortgage Association                10,600        414,725
                                                               --------------
                                                                   750,200
                                                               --------------

The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                     Shares      (Note 1)
---------------------------------------------------  --------  --------------
Insurance 2.4%
ACE Ltd.                                              4,500    $   246,375
AMBAC Inc.                                            2,700        168,750
Delphi Financial Group Inc.*                            960         27,000
Mid Ocean Ltd.                                        5,900        277,300
Mutual Risk Management Ltd.                           2,066         66,112
NAC Re Corp.                                          1,600         56,200
Travelers/Aetna Property Casualty Corp. CI. A*        7,400        222,000
                                                               --------------
                                                                 1,063,737
                                                               --------------
Total Finance                                                    3,498,285
                                                               --------------
Science & Technology 11.1%
Aerospace 1.8%
Boeing Co.                                            3,600        343,350
General Dynamics Corp.                                3,400        233,325
Rockwell International Corp.                          3,800        209,000
                                                               --------------
                                                                   785,675
                                                               --------------
Computer Software & Service 3.9%
Anacomp Inc.*                                         5,594         48,948
Applied Graphics Technologies, Inc.                   1,900         29,925
Cisco Systems Inc.*                                   5,600        346,500
Desktop Data Inc.*                                    1,000         23,750
Electronic Data Systems Corp.                         3,300        148,500
Manugistics Group Inc.*                                 700         30,100
Microsoft Corp.*                                      2,600        356,850
National Processing, Inc.*                            4,300         81,700
Oracle Systems Corp.*                                 3,400        143,862
Planning Sciences International PLC ADR*              1,700         21,675
SystemSoft Corp.*                                     1,200         33,900
Ultratech Stepper Inc.*                               2,700         45,900
Vantive Corp.*                                          700         23,100
Videoserver Inc.*                                     1,200         56,850
Wang Laboratories Inc.*                               3,600         84,150
Western Digital Corp. Rts.*                           5,800        281,300
                                                               --------------
                                                                 1,757,010
                                                               --------------
Electronic Components 2.1%
ABB AG*                                                  65         80,324
AMP Inc.                                              5,700        193,087
Augat Inc.                                            2,400         66,000
Encad Inc.*                                             800         32,800
Intel Corp.*                                          4,000        439,500
VLSI Technology Inc.*                                 1,400         24,150
Xicor Inc.                                            3,700         42,088
Zebra Technologies Corp. Cl. A*                       2,700         77,963
                                                               --------------
                                                                   955,912
                                                               --------------
Electronic Equipment 2.8%
Berg Electronics Corp.*                               2,500    $    70,625
Chicago Miniature Lamp, Inc.*                         1,400         41,650
L.M. Ericsson Telephone Co. ADR Cl. B*                7,570        209,121
L.M. Ericsson Telephone Co. Cl. B*                    8,769        237,371
Lucent Technologies Inc.*                             2,800        131,600
Network Equipment Technologies, Inc. Rts.*            2,400         32,100
Nokia AB Cl. A Pfd.*                                  1,960         90,502
Nokia AB Cl. K Pfd.                                   5,500        259,537
Toolex Alpha NV*                                     20,500        196,941
                                                               --------------
                                                                 1,269,447
                                                               --------------
Office Equipment 0.5%
FileNet Corp.*                                        2,600         73,775
International Business Machines Corp.                 1,100        141,900
                                                               --------------
                                                                   215,675
                                                               --------------
Total Science & Technology                                       4,983,719
                                                               --------------
Utility 2.1%
Electric 0.7%
Allegheny Power Systems Inc.                          5,600        167,300
American Electric Power Inc.                          3,300        136,950
                                                               --------------
                                                                   304,250
                                                               --------------
Natural Gas 0.4%
ENSERCH Corp.                                         6,000        129,000
TransTexas Gas Corp.*                                 4,500         63,000
                                                               --------------
                                                                   192,000
                                                               --------------
Telephone 1.0%
Allen Group Inc.                                      2,900         46,037
Clearnet Communications Inc. Wts.*                      495          4,455
Geotek Communications Inc.*                           5,500         40,563
NetCom Systems AB*                                   17,700        223,413
Tel-Save Holdings Inc.*                               2,900         72,500
Trescom International Inc.*                           4,900         62,475
                                                               --------------
                                                                   449,443
                                                               --------------
Total Utility                                                      945,693
                                                               --------------
Total Equity Securities (Cost $19,668,040)                      23,250,973
                                                               --------------


The accompanying notes are an integral part of the financial statements.

                                         Principal        Maturity        Value
                                          Amount            Date        (Note 1)
-----------------------------------  -------------------------------  --------------
FIXED INCOME SECURITIES 39.5%
U.S. Treasury 13.2%
U.S. Treasury Bond, 12.00%              $  400,000        8/15/2013    $  575,876
U.S. Treasury Bond, 8.125%                 850,000        8/15/2021       988,788
U.S. Treasury Bond, 6.25%                  750,000        8/15/2023       704,527
U.S. Treasury Note, 8.50%                  550,000        5/15/1997       558,849
U.S. Treasury Note, 5.125%                 125,000        6/30/1998       123,906
U.S. Treasury Note, 6.75%                  650,000        5/31/1999       663,611
U.S. Treasury Note, 7.125%                 175,000        9/30/1999       180,605
U.S. Treasury Note, 6.875%                 550,000        3/31/2000       565,037
U.S. Treasury Note, 6.625%                 625,000        7/31/2001       638,181
U.S. Treasury Note, 7.50%                  275,000       11/15/2001       291,242
U.S. Treasury Note, 5.75%                  225,000        8/15/2003       219,130
U.S. Treasury Note, 7.875%                 375,000       11/15/2004       411,563
                                                                      --------------
                                                                        5,921,315
                                                                      --------------
U.S. Agency Mortgage 11.5%
Federal Home Loan Mortgage Corp.,
  6.50%                                    175,376        2/01/2009       173,895
Federal Home Loan Mortgage Corp.,
  6.50%                                    120,946        7/01/2009       119,925
Federal Home Loan Mortgage Corp.,
  9.50%                                    109,415        7/25/2022       117,689
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%                   100,000        3/25/2023        97,406
Federal Home Loan Mortgage Corp.,
  7.00%                                    328,889       12/01/2024       325,189
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                              147,956        1/01/2025       149,133
Federal Home Loan Mortgage Corp.,
  8.00%                                     56,192        6/01/2025        57,491
Federal Home Loan Mortgage Corp.,
  7.50%                                     82,815        7/01/2025        83,268
Federal Home Loan Mortgage Corp.,
  7.50%                                    473,837        6/01/2026       475,462
Federal National Mortgage
  Association, 9.50%                       218,279       10/01/2003       229,463
Federal National Mortgage
  Association, 7.00%                       183,193       12/01/2007       185,018
Federal National Mortgage
  Association, 8.00%                       216,381        4/01/2008       225,314
Federal National Mortgage
  Association TBA, 7.00%                   225,000       11/13/2025       220,781
Government National Mortgage
  Association, 6.50%                       114,945        2/15/2009       113,867
Government National Mortgage
  Association, 6.50%                       255,308        5/15/2009       252,954
Government National Mortgage
  Association, 9.00%                       131,853        2/15/2022       140,340
U.S. Agency Mortgage (cont'd)
Government National Mortgage
  Association, 8.00%                    $  682,250        7/15/2022    $  700,152
Government National Mortgage
  Association, 6.50%                        88,276       12/15/2023        85,020
Government National Mortgage
  Association, 6.50%                       298,168        7/15/2024       287,172
Government National Mortgage
  Association, 7.00%                       148,234        1/15/2025       146,244
Government National Mortgage
  Association, 7.00%                        68,472       10/15/2025        67,188
Government National Mortgage
  Association, 7.50%                       316,866       11/15/2025       318,054
Government National Mortgage
  Association TBA, 7.00%                   150,000       11/19/2025       147,141
Government National Mortgage
  Association, 7.50%                       148,923        4/15/2026       149,388
Government National Mortgage
  Association, 8.00%                       299,586        9/15/2026       306,326
                                                                      --------------
                                                                        5,173,880
                                                                      --------------
Canadian-Yankee 0.9%
Hydro-Quebec Deb. Series HS, 9.40%         225,000        2/01/2021       270,391
Talisman Energy Inc. Deb., 7.125%          125,000        6/01/2007       124,630
                                                                      --------------
                                                                          395,021
                                                                      --------------
Trust Certificates 0.3%
Cooperative Utility Trust
  Certificates, 10.70%                     125,000        9/15/2017       136,154
                                                                      --------------
Foreign Government 3.0%              Australian Dollar
Government of Australia, 7.50%             400,000        7/15/2005       320,736
                                       Canadian Dollar
Government of Canada, 7.50%                515,000       12/01/2003       414,809
                                          Danish Krone
Kingdom of Denmark, 8.00%                1,200,000       11/15/2001       226,072
Kingdom of Denmark, 8.00%                1,200,000        3/15/2006       222,191
                                European Currency Unit
Government of France, 8.00%                125,000        4/25/2003       176,239
                                                                      --------------
                                                                        1,360,047
                                                                      --------------
Finance/Mortgage 5.0%
Allmerica Financial Corp. Sr. Note,
  7.625%                                $  150,000       10/15/2025       149,816
Associates Corp. of North America
  Note, 6.375%                             150,000       10/15/2002       148,320
Capital One Bank Note, 7.08%               250,000       10/30/2001       252,067
CIT Group Holdings Inc. Note, 6.75%        250,000        5/14/2001       253,580

The accompanying notes are an integral part of the financial statements.

                                      6

                                         Principal        Maturity        Value
                                          Amount            Date        (Note 1)
-----------------------------------  -------------------------------  --------------
Finance/Mortgage (cont'd)
Countrywide Mortgage Inc. Series
  1994-2 Class A-7, 6.50%               $  150,000        4/25/2008    $   150,280
Discover Credit Card Trust Series
  1993 A, 6.25%                            125,000        8/16/2000        125,273
First Chicago Master Trust Series
  91-D, 8.40%                               16,667        6/15/1998         16,661
Ford Credit Auto Loan Master Trust
  Series 95-1, 6.50%                       200,000        8/15/2002        200,000
GE Global Insurance Holding Corp.
  Note, 7.00%                              175,000        2/15/2026        169,094
General Motors Acceptance Corp.
  Note, 8.375%                             200,000        5/01/1997        202,502
General Motors Acceptance Corp.
  Note, 7.85%                               50,000       11/17/1997         51,016
Household Finance Co. Sr. Note,
  6.75%                                    100,000        6/01/2000        101,183
NationsBank Credit Card Master
  Trust Series 1995-1A, 6.45%              150,000        4/15/2003        150,843
Prudential Home Mortgage Securities
  Co. Series 93-57 A-1 PAC, 6.50%          108,307       12/26/2023        107,968
Prudential Home Mortgage Securities
  Co.Series 93-29 A-6 PAC, 6.75%            70,980        8/25/2008         71,401
Sears Credit Account Master Trust
  Series 1995-2A, 8.10%                    100,000        6/15/2004        105,000
                                                                      --------------
                                                                         2,255,004
                                                                      --------------
Corporate 5.6%
Anacomp Inc. Sr. Sub. Note, 13.00%          71,000        6/04/2002         73,307
Chevron Corp. Profit Sharing Note,
  8.11%                                    100,000       12/01/2004        106,906
Clearnet Communications Inc. Sr.
  Disc. Note, 0.00% to 12/14/2000,
  14.75% from 12/15/2000 to
  maturity                                 150,000       12/15/2005         87,422
Columbia/HCA Healthcare Corp.
  Master Trust Note, 6.87%                 125,000        9/15/2003        126,584
Crown Packaging Ltd. Sr. Sec. Note,
  10.75%                                    75,000       11/01/2000         69,750
Dade International Inc. Sr. Sub.
  Note, 11.125%+                           250,000        5/01/2006        267,500
Envirosource Inc. Note, 9.75%              125,000        6/15/2003        116,875
Grand Union Co. Sr. Sub. Note,
  12.00%                                    75,000        9/01/2004         75,750
Corporate (cont'd)
K & F Industries Inc. Sr. Sec.
  Note, 11.875%                         $  175,000       12/01/2003    $   189,000
K & F Industries Inc. Sr. Sub.
  Deb., 10.375%                            100,000        9/01/2004        103,000
K-III Communications Corp. Sr.
  Note, 8.50%                              100,000        2/01/2006         93,250
Norcal Waste Systems Inc. Sr. Note,
  12.75% to 11/14/96, 13.00% from
  11/15/96 to 5/14/97, 13.25% from
  5/15/97 to 11/14/97, 13.50% from
  11/15/97 to maturity                     200,000       11/15/1996        216,500
Presidio Oil Co. Sr. Sec. Note,
  11.50% (ballot box)                      100,000        9/15/2000         98,750
Ralphs Grocery Co. Sr. Note, 10.45%        170,000        6/15/2004        171,700
Sears Roebuck Acceptance Corp.
  Note, 6.86%                              225,000        8/06/2001        227,610
Spanish Broadcasting Systems Inc.
  Sr. Note, 7.50%                          100,000        6/15/2002        104,500
Talley Manufacturing & Technology
  Inc. Sr. Note, 10.75%                    250,000       10/15/2003        258,750
United Meridian Corp. Sr. Sub.
  Note, 10.375%                            120,000       10/15/2005        129,600
                                                                      --------------
                                                                         2,516,754
                                                                      --------------
Total Fixed Income Securities (Cost $17,534,083)                        17,758,175
                                                                      --------------
SHORT-TERM OBLIGATIONS 10.2%
American Express Credit Corp.,
  5.22%                                  1,566,000       11/06/1996      1,566,000
Associates Corp. of North America,
  5.15%                                    333,000       11/01/1996        333,000
Beneficial Corp., 5.22%                  1,000,000       11/04/1996      1,000,000
Federal Home Loan Mortgage Corp.,
  5.17%                                    957,000       11/01/1996        957,000
Ford Motor Credit Co., 5.25%               739,000       11/04/1996        739,000
                                                                      --------------
Total Short-Term Obligations (Cost $4,595,000)                           4,595,000
                                                                      --------------
Total Investments (Cost $41,797,123)--101.4%                            45,604,148
Cash and Other Assets, Less Liabilities--(1.4)%                           (615,297)
                                                                      --------------
Net Assets--100.0%                                                     $44,988,851
                                                                      ==============

The accompanying notes are an integral part of the financial statements.

Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $41,942,980 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                  $4,594,225
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                    (933,057)
                                                                  -------------
                                                                   $3,661,168
                                                                  =============


ADR stands for American Depositary Receipt, representing ownership of foreign securities.
*   Nonincome-producing securities.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1996 were $258,625 and $272,000 (0.60% of net assets), respectively.
(ballot box) Security is in default.
++ Security restricted as to public resale. At October 31, 1996, there were no outstanding unrestricted securities of the same class as those held.
    The total cost and market value of restricted securities at October 31, 1996 were $0 and $37 (0.00% of net assets), respectively.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                      Unrealized
                                                                       Contract      Appreciation    Delivery
                                                      Total Value        Price      (Depreciation)     Date
-------------------------------------------------- ---------------- -------------- --------------- -----------
Sell Australian dollars, Buy U.S. dollars              157,000 AUD     .79475 AUD      $   655        1/24/97
Sell Australian dollars, Buy U.S. dollars               40,000 AUD     .77425 AUD         (718)      11/14/96
Sell Australian dollars, Buy U.S. dollars              175,000 AUD     .77450 AUD       (3,098)      11/14/96
Buy Australian dollars, Sell U.S. dollars               10,000 AUD     .79147 AUD            7       11/14/96
Buy Australian dollars, Sell U.S. dollars               83,000 AUD     .79055 AUD            2        1/24/97
Sell Australian dollars, Buy U.S. dollars               83,000 AUD     .79340 AUD          234        1/24/97
Sell Canadian dollars, Buy U.S. dollars                 76,000 CAD     .73153 CAD       (1,159)      11/14/96
Sell Canadian dollars, Buy U.S. dollars                 15,000 CAD     .74683 CAD          (49)       1/24/97
Sell Canadian dollars, Buy U.S. dollars                270,000 CAD     .73099 CAD       (4,261)      11/14/96
Sell Canadian dollars, Buy U.S. dollars                103,000 CAD     .74703 CAD         (316)       1/24/97
Sell Danish krone, Buy U.S. dollars                  1,438,100 DKK     .17110 DKK       (2,429)       1/24/97
Sell Danish krone, Buy U.S. dollars                  1,012,000 DKK     .17578 DKK        3,657       11/14/96
Sell European currency units, Buy U.S. dollars         130,000 ECU    1.27480 ECU          991       11/14/96
                                                                                   ---------------
                                                                                       $(6,484)
                                                                                   ===============

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $41,797,123) (Note 1)             $45,604,148
Cash                                                                5,486
Interest and dividends receivable                                 325,468
Receivable for securities sold                                    181,290
Receivable for fund shares sold                                    53,471
Receivable from Distributor (Note 3)                               30,879
Receivable for open forward contracts                               5,546
Deferred organization costs and other assets (Note 1)              47,567
                                                              --------------
                                                               46,253,855
Liabilities
Payable for securities purchased                                1,081,019
Payable for fund shares redeemed                                   50,520
Accrued management fee (Note 2)                                    24,618
Accrued transfer agent and shareholder services (Note 2)           17,375
Payable for open forward contracts                                 12,030
Accrued trustees' fees (Note 2)                                     5,214
Other accrued expenses                                             74,228
                                                              --------------
                                                                1,265,004
                                                              --------------
Net Assets                                                    $44,988,851
                                                              ==============
Net Assets consist of:
 Undistributed net investment income                          $   541,601
 Unrealized appreciation of investments                         3,807,025
 Unrealized depreciation of forward contracts and  foreign
  currency                                                         (6,167)
 Accumulated net realized gain                                  2,644,453
 Shares of beneficial interest                                 38,001,939
                                                              --------------
                                                              $44,988,851
                                                              ==============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($44,988,851 / 3,986,663 shares of
  beneficial interest)                                        $     11.28
                                                              ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest                                                       $1,620,422
Dividends, net of foreign taxes of $11,151                        348,800
                                                              --------------
                                                                1,969,222
Expenses
Management fee (Note 2)                                           302,408
Custodian fee                                                     155,325
Transfer agent and shareholder services (Note 2)                  113,217
Reports to shareholders                                            32,861
Audit fee                                                          32,158
Amortization of organization costs (Note 1)                        16,682
Trustees' fees (Note 2)                                            16,133
Registration fees                                                  13,053
Legal fees                                                          6,774
Miscellaneous                                                      10,908
                                                              --------------
                                                                  699,519
Expenses borne by the Distributor (Note 3)                       (234,376)
                                                              --------------
                                                                  465,143
                                                              --------------
Net investment income                                           1,504,079
                                                              --------------
Realized and Unrealized Gain on Investments, Foreign
  Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)                3,068,164
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                         82,986
                                                              --------------
 Total net realized gain                                        3,151,150
                                                              --------------
Net unrealized appreciation of investments                      1,058,351
Net unrealized appreciation of forward contracts and
  foreign currency                                                 43,163
                                                              --------------
 Total net unrealized appreciation                              1,101,514
                                                              --------------
Net gain on investments, foreign currency and forward
  contracts                                                     4,252,664
                                                              --------------
Net increase in net assets resulting from operations           $5,756,743
                                                              ==============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                       Year ended October 31
                                   ------------------------------
                                       1996            1995
 -------------------------------- ---------------  --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income              $  1,504,079     $ 1,224,242
Net realized gain on
  investments, foreign currency
  and forward contracts*              3,151,150         579,909
Net unrealized appreciation of
  investments, foreign currency
  and forward contracts               1,101,514       2,954,377
                                  ---------------  --------------
Net increase resulting from
  operations                          5,756,743       4,758,528
                                  ---------------  --------------
Dividends from net investment
  income--Class C                    (1,633,976)       (996,013)
                                  ---------------  --------------
Class C share transactions (Note
  6):
 Proceeds from sale of  shares       14,756,256      10,791,980
 Net asset value of shares
   issued in payment of
   dividends                            510,768         236,847
 Cost of shares  repurchased        (14,221,849)     (3,464,385)
                                  ---------------  --------------
Net increase from fund share
  transactions                        1,045,175       7,564,442
                                  ---------------  --------------
Total increase in net assets          5,167,942      11,326,957

Net Assets
Beginning of year                    39,820,909      28,493,952
                                  ---------------  --------------
End of year (including
  undistributed net investment
  income of $541,601 and
  $551,744, respectively)          $ 44,988,851     $39,820,909
                                  ===============  ==============
Number of Class C shares:
 Sold                                 1,373,024       1,120,799
 Issued upon reinvestment  of
  dividends                              47,952          24,757
 Repurchased                         (1,314,427)       (371,031)
                                  ---------------  --------------
 Net increase in fund  shares           106,549         774,525
                                  ===============  ==============

*Net realized gain for Federal
  income tax purposes (Note 1)     $  2,790,310     $   522,329
                                  ===============  ==============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Strategic Portfolios: Moderate (the "Fund"), is a series of State Street Research Financial Trust, (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in September, 1993. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Moderate, State Street Research Government Income Fund, State Street Research Strategic Portfolios:
Conservative and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the fund is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class C shares are presently available for purchase. Class A, Class B and Class D shares are not being offered at this time. Class A shares will be subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currency. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $302,408.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $100,775.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,133 during the year ended October 31, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $234,376.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $55,044,548 and $52,997,716 (including $15,452,703 and $13,761,143 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At October 31, 1996, Metropolitan owned 1,695,308 Class C shares of the Fund and the Adviser owned one Class C share of the Fund.

FINANCIAL HIGHLIGHTS
For a Class C share outstanding throughout each year:

                                                                                              September 28, 1993
                                                                Year ended October 31          (Commencement of
                                                         ---------------------------------       Operations) to
                                                           1996**      1995**        1994      October 31, 1993
-------------------------------------------------------  -----------  ----------- --------   --------------------
Net asset value, beginning of year                        $ 10.26      $  9.18      $  9.57         $  9.55
Net investment income*                                       0.35         0.36         0.28            0.02
Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts                     1.07         1.01        (0.45)             --
Dividends from net investment income                        (0.40)       (0.29)       (0.22)             --
                                                         -----------  ----------- -----------  ------------------
Net asset value, end of year                              $ 11.28      $ 10.26      $  9.18         $  9.57
                                                         ===========  =========== ===========  ==================
Total return                                                14.08%+      15.24%+      (1.81)%+         0.21%+++
Net assets at end of year (000s)                          $44,989      $39,821      $28,494         $25,040
Ratio of expenses to average net assets*                     1.00%        1.00%        1.00%           1.00%++
Ratio of net investment income to average net assets*        3.23%        3.68%        3.05%           2.32%++
Portfolio turnover rate                                    127.59%      120.62%      142.86%           0.00%
Average commission rate@                                  $0.0258           --           --              --

*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                              $  0.05      $  0.07      $  0.05         $  0.00

++ Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** Per-share figures have been calculated using the average shares method.

@ For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Moderate

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Moderate (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

As of October 31, 1996, State Street Research Strategic Portfolios: Moderate held 52% of its assets in equities, 39% in fixed income securities and 9% in cash. For the 12 months ended October 31, 1996, Class C shares of the Fund provided a total return of +14.08%.

We strive to achieve capital appreciation, current income, and preservation of capital, all with moderate investment risk. We remain widely diversified in stocks and bonds to achieve this objective.

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Value stocks performed strongly, large-cap growth stocks less so. International equities, which were also a large component performed well. Small-cap growth stocks, which only comprised a small portion of the portfolio, brought in strong performance.

Bonds

The Fund's fixed-income component performed well, but did not keep pace with its stock holdings. This was due in large part to our high-grade bond holdings, which comprised our largest fixed-income position and provided flat performance. High-yield and international bonds brought in strong performance.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/ Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

               Change In Value Of $10,000 Based On The S&P 500
              And The Lehman Brothers Government/Corporate Bond
                 Index Compared To Change In Value Of $10,000
                  Invested In Strategic Portfolios: Moderate

[line chart]

     Average Annual Total Return
    1 Year           Life of Fund
+14.08%/+13.65%     +8.67%/+8.10%

Class C Shares

               Strategic Portfolios:    LB Gov't/Corp
               Moderate                 Bond Index          S&P 500

9/28/93        10000                    10000               10000
10/31/93       10021                    10041               10207
10/31/94        9840                     9575               10600
10/31/95       11340                    11123               13400
10/31/96       12936                    11722               16627

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of State Street Research Strategic
Portfolios: Moderate ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                       Votes (millions of
                                                            shares)
                                                       ------------------
                                                        For    Withheld
                                                       ------ -----------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                    43.4       3.0
   Robert A. Lawrence                                  43.4       3.0
   Dean O. Morton                                      43.4       3.0
   Thomas L. Phillips                                  43.4       3.0
   Toby Rosenblatt                                     43.4       3.0
   Michael S. Scott Morton                             43.8       2.6
   Ralph F. Verni                                      43.8       2.7
   Jeptha H. Wade                                      43.8       2.6


                                                        Votes (millions of
                                                              shares)
                                                      ----------------------
                                                       For  Against  Abstain
                                                       ---- ------- --------
2. The Fund's fundamental policy on diversification
   of investments was amended                          3.1    0.1      0.2
3. The Master Trust Agreement was amended to permit
   the Trustees to reorganize, merge or liquidate a
   fund without prior shareholder approval            33.1    7.3      4.2
4. The Master Trust Agreement was amended to
   eliminate specified time permitted between the
   record date and any shareholders meeting.          34.4    5.7      4.4

FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST

Fund Information

State Street Research
Strategic Portfolios: Moderate
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of the
Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

State Street Research Strategic Portfolios: Moderate
One Financial Center
Boston, MA 02111

                                                            Bulk Rate
                                                            U.S. Postage
                                                            PAID
                                                            Brockton, MA
                                                            Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
         State Street Research
         Shareholder Services
         P.O. Box 8408
         Boston, MA 02266-8408


[STATE STREET RESEARCH LOGO]
This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.


The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3550-961226(0198)SSR-LD   Cover Illustration by Dorothy Cullinan

                                                                    SP-124E-1296

[STATE STREET RESEARCH LOGO]

STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: AGGRESSIVE

ANNUAL REPORT
October 31, 1996

                      WHAT'S INSIDE

                      From the Chairman
                      The markets reward
                      investors

                      Portfolio Manager's Review
                      Favorable performance from
                      stocks and bonds

                      Fund Information
                      Facts and figures

                      Plus, Complete Portfolio Holdings
                      and Financial Statements



                   [DALBAR LOGO]

                   For Excellence
                         in
                 Shareholder Service

FROM THE CHAIRMAN

[Ralph Verni photo]

To Our Shareholders:

So far, this has proven to be another good year for many investors in both the stock and bond markets. The Dow Jones Industrial Average broke the 6000 point barrier, and the Standard & Poor's 500 Composite Index was up 24.10 for the 12 months ended October 31, 1996. Bond investors saw the Lehman Brothers Government/Corporate Bond Index gain 5.39%.(1)

For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The stock and bond markets were unduly influenced over the past few months by news of the economy, employment and what the Federal Reserve might do. Contradictions as to which direction the economy was headed caused rallies on some days and declines on others. But both markets continued to show a trend of advancement into the autumn season. The economy has definitely slowed recently, but this looks more like a temporary pause than the beginning of a protracted slowdown.

The bond market is expected to remain in the trading range where it has been for the past several months, even though some of the recent news has been more favorable. The outlook for the stock market continues to be positive on balance with operating earnings for the S&P 500 expected to be up in 1996 and in 1997. We remain fully invested in most of our portfolios, and we are continuing to find good values in selected stocks.

Effective in December 1996, Peter Bennett will assume management responsibilities for the Fund. He takes the reins from Michael Yogg who leaves State Street Research after 19 years for a new opportunity in the investment community. We thank Michael for his service and wish him all the best in the future.

As many of you may know, Peter Bennett has had a long career with State Street Research and has served in many capacities. In his primary role as Chief Investment Officer--Equities, Peter oversees the day-to-day activities of our Equity Group. As portfolio manager of this Fund, his management style will translate seamlessly with the Fund's team approach.

Sincerely,
/s/ Ralph F. Verni
Ralph F. Verni
Chairman
November 30, 1996

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+18.37% for Class C shares.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(4)"A" share returns reflect the maximum 4.5% front-end sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended October 31, 1996, except where noted)


SEC Average Annual Compound Rates of
Return for periods ended 9/30/96
(at maximum applicable sales charge)(3,4)

             Life of Fund
            (since 5/16/94)      1 Year
---------- ----------------  ---------------
Class A     +12.17%/+11.96%   +9.11%/+8.92%
---------- ----------------  ---------------
Class C     +14.68%/+14.46%  +14.56%/+14.37%


Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(3,4)

             Life of Fund
            (since 5/16/94)       1 Year
---------- ----------------  ----------------
Class A     +11.98%/+11.77%  +12.74%/+12.55%
---------- ----------------  ----------------
Class C     +14.40%/+14.19%  +18.37%/+18.17%


Cumulative Total Returns
(do not reflect sales charge)(3)

             Life of Fund
            (since 5/16/94)       1 Year
---------- ----------------  ----------------
Class A     +38.42%/+37.77%  +18.05%/+17.85%
---------- ----------------  ----------------
Class C     +39.35%/+38.70%  +18.37%/+18.17%


Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the above charts, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

PORTFOLIO MANAGER'S REVIEW

State Street Research Strategic Portfolios: Aggressive had a positive year, benefiting from a strong stock market and rallies in the bond market. The Fund consistently outperformed its peer group. For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of +18.05% (does not reflect sales charge).(2) Lipper Analytical Services' Flexible Portfolio Funds category provided an average total return of +14.76% over the same time period (does not reflect sales charge).

Stock Holdings

Overall the past year has been a great one for the stock market which fueled the Fund's overall performance. The largest parts of our equity holdings included value stocks, large-cap growth stocks, and small-cap growth stocks. All three areas performed well for us with value stocks leading the way, followed by large-cap growth stocks, then small-cap growth stocks. Our international stocks, which are the smallest component of our equity holdings, provided positive performance, but on a lesser scale.

Our top five equity industries have shifted somewhat (see chart below) with retail and chemical dropping off the list. Bank and hospital supply have moved up to take their places mainly because we see these two industries continuing to have good profit growth as the economy slows. In addition, bank stocks tend to perform better in favorable interest rate environments, which we are currently seeing.

Bond Holdings

Bond performance was mixed over the past year. At the end of 1995, the high quality bond market was rallying, but flattened out in 1996. This held back our overall bond performance since high-quality bonds were a large percentage of holdings. Conversely, our high-yield bond sector has brought in strong performance all year due to the strengthening economy. International bonds brought in solid performance as well.

Current Strategy

As of October 31, 1996, we held 69% of the Fund's assets in equities, 21% in fixed-income securities and 10% in cash. Our higher percentage in cash is temporary, as we shift some of our equity holdings into high-grade bonds. We like the good values currently available in the high-grade bond sector. High-grade bonds make up the largest percentage of our fixed-income holdings, with smaller portions committed to high-yield and international bonds. On the equity side, the large-cap growth and value stocks remain our largest holdings, with small-cap growth closely following. We continue to maintain a smaller position in international stocks. We believe the investment environment is generally positive, with economic growth continuing to slow somewhat.

October 31, 1996

Top 5 Equity Industries
(by percentage of net assets)

[bar chart]

Computer software and service      5.4%
Oil                                5.4%
Hospital supply                    4.7%
Electronic equipment               4.3%
Bank                               4.2%
Total:                            24.0%

Asset Allocation
(by percentage of net assets)

[pie chart]

Equities       69%
Cash           10%
Bonds          21%

Top 5 Equity Holdings
(by percentage of net assets)

[bar chart]

Intel                         1.2%
FNMA                          1.1%
Home Depot                    1.1%
Baxter International          1.0%
Canadian National Railway     1.0%
Total:                        5.4%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

INVESTMENT PORTFOLIO
October 31, 1996
                                                                  Value
                                                    Shares      (Note 1)
--------------------------------------------------  --------  --------------
EQUITY SECURITIES 68.5%
Basic Industries 9.6%
Chemical 2.5%
Cambrex Corp.                                        6,850     $  214,063
General Chemical Group Inc.                          7,300        138,700
Hoechst AG*                                         12,250        460,669
IMC Global Inc.                                      7,900        296,250
Monsanto Co.                                        13,000        515,125
                                                              --------------
                                                                1,624,807
                                                              --------------
Diversified 0.9%
Cardo AB*                                           10,000        244,841
Tenma Corp.*                                        17,000        301,612
                                                              --------------
                                                                  546,453
                                                              --------------
Forest Product 0.3%
Aracruz Celulose SA ADR                             20,000        160,000
                                                              --------------
Machinery 2.1%
Case Corp.                                           7,500        348,750
Linde AG*                                              546        338,005
Sundstrand Corp.                                     9,700        390,425
Terex Corp. Rts.*++                                    300             75
Triumph Group, Inc.*                                 2,000         45,000
US Filter Corp.*                                     6,700        231,150
                                                              --------------
                                                                1,353,405
                                                              --------------
Metal & Mining 2.8%
Alumax Inc.*                                        10,000        321,250
Aluminum Company of America                          6,500        381,062
Bohler Uddeholm AG*                                  3,100        231,893
Carbide/Graphite Group Inc.*                         4,400         71,775
RTZ Corp.*                                          17,653        282,436
SGL Carbon AG*                                       3,000        337,758
Wyman-Gordon Co.*                                    8,000        176,000
                                                              --------------
                                                                1,802,174
                                                              --------------
Railroad 1.0%
Canadian National Railway Co.                       23,500        646,250
                                                              --------------
Total Basic Industries                                          6,133,089
                                                              --------------
Consumer Cyclical 9.0%
Airline 0.4%
Atlas Air Inc.*                                      7,500        276,562
                                                              --------------
Automotive 1.3%
Exide Corp.                                         15,200     $  395,200
Ford Motor Co.                                       9,000        281,250
Lear Corp.*                                          3,300        122,100
                                                              --------------
                                                                  798,550
                                                              --------------
Building 0.6%
Lafarge Corp.                                       19,800        368,775
                                                              --------------
Hotel & Restaurant 1.5%
Harrah's Entertainment Inc.*                        13,900        232,825
Mirage Resorts Inc.*                                21,600        475,200
Motels of America Inc.*+                               175         10,500
Primadonna Resorts Inc.*                             8,000        129,000
Station Casinos Inc.*                                6,600         73,425
U.S. Franchise Systems, Inc. Cl. A*                  2,800         40,600
                                                              --------------
                                                                  961,550
                                                              --------------
Recreation 1.4%
Amer Group, Ltd. Cl. A*                             17,700        403,958
American Radio Systems Corp. Cl. A*                  5,600        170,800
Anchor Gaming*                                       2,000        100,000
Cox Radio Inc. Cl. A*                                5,100         92,438
Silver King Communications Inc.*                     4,500        100,125
                                                              --------------
                                                                  867,321
                                                              --------------
Retail Trade 3.8%
CUC International Inc.*                              5,850        143,325
Dominick's Supermarkets Inc.*                        4,800         95,400
Global DirectMail Corp.*                             6,400        315,200
Home Depot Inc.                                     12,600        689,850
Kroger Co.*                                          8,600        383,775
Loehmann's, Inc.*                                    4,500        120,938
MSC Industrial Direct, Inc. Cl. A*                   3,300        122,100
Renters Choice Inc.*                                 4,900         93,100
Sunglass Hut International Inc.*                    14,300        126,913
Wal-Mart Stores, Inc.                               13,400        356,775
                                                              --------------
                                                                2,447,376
                                                              --------------
Total Consumer Cyclical                                         5,720,134
                                                              --------------
Consumer Staple 15.7%
Business Service 2.3%
ADT Ltd.*                                           20,400        402,900
ATC Communications Group Inc.*                       8,600        163,400
Carriage Services, Inc. Cl. A*                       8,400        190,050
HA-LO Industries, Inc.*                              8,300        257,300
HBO & Co.                                            2,000        120,250

The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                    Shares      (Note 1)
--------------------------------------------------  --------  --------------
Business Service (cont'd)
Personnel Group of America Inc.*                     8,200    $   226,525
Technology Solutions Co.*                            3,300        128,287
                                                              --------------
                                                                1,488,712
                                                              --------------
Drug 2.9%
Amgen Inc.*                                          3,400        208,463
BioVail Corp. International*                         9,100        266,175
Pfizer Inc.                                          7,600        628,900
Roussel-Uclaf*                                       1,500        396,968
Sandoz AG*                                             300        346,756
                                                              --------------
                                                                1,847,262
                                                              --------------
Food & Beverage 3.1%
Anheuser-Busch Companies, Inc.                       9,400        361,900
Coca-Cola Co.                                       10,000        505,000
Coca-Cola Enterprises Inc.                          14,800        630,850
Whitman Corp.                                       21,400        518,950
                                                              --------------
                                                                2,016,700
                                                              --------------
Hospital Supply 4.7%
American Medical Response, Inc.*                     5,300        159,000
Baxter International Inc.                           16,100        670,162
Genesis Health Ventures Inc.                         6,400        146,400
Healthdyne Technologies Inc.*                       20,000        177,500
Imagyn Medical, Inc.*                               15,400        125,125
Johnson & Johnson                                   10,200        502,350
Karrington Health Inc.*                              9,600        151,200
Lincare Holdings Inc.*                               4,100        153,750
Mariner Health Group Inc.                           11,900        101,150
Medtronic Inc.                                       5,900        379,813
Physio-Control International Corp.*                  3,400         66,300
Respironics Inc.*                                    5,400         81,000
Rural/Metro Corp.*                                   4,800        175,200
Ultra-Fem Inc.*                                      4,500        101,250
                                                              --------------
                                                                2,990,200
                                                              --------------
Personal Care 0.1%
U.S.A. Detergents Inc.*                              1,950         64,350
                                                              --------------
Printing & Publishing 1.3%
Heritage Media Corp. Cl. A*                          6,300         96,075
Hollinger International Inc. Cl. A*                 42,500        531,250
Providence Journal Co. Cl. A*                        6,300        203,175
                                                              --------------
                                                                  830,500
                                                              --------------
Tobacco 1.3%
Imperial Tobacco Group PLC*                         40,900        239,648
Philip Morris Companies, Inc.                        5,500        509,438
Tobacco (cont'd)
Schweitzer-Mauduit International, Inc.               2,400    $    73,800
                                                              --------------
                                                                  822,886
                                                              --------------
Total Consumer Staple                                          10,060,610
                                                              --------------
Energy 5.6%
Oil 5.4%
Abacan Resources Corp.*                             27,900        212,738
ENI SPA ADR                                          5,300        251,750
Imperial Oil Ltd.                                    5,700        250,800
KCS Energy Inc.                                      3,700        159,563
Nuevo Energy Co.*                                    3,800        189,525
Oryx Energy Co.*                                    22,100        425,425
Plains Resources Inc.*                               4,300         60,200
Ranger Oil Ltd.*                                    13,600        102,000
Seagull Energy Corp.*                               25,124        543,306
Tosco Corp.                                          9,500        533,187
Woodside Petroleum Ltd. ADR*                        51,300        361,898
Total SA CI. B*                                      4,610        360,594
                                                              --------------
                                                                3,450,986
                                                              --------------
Oil Service 0.2%
Dreco Energy Services Ltd. Cl. A*                    4,300        112,875
                                                              --------------
Total Energy                                                    3,563,861
                                                              --------------
Finance 9.7%
Bank 4.2%
BankAmerica Corp.                                    4,200        384,300
Bank of New York Inc.                               16,700        553,188
Citicorp                                             6,300        623,700
Fleet Financial Group Inc.                          11,100        553,612
Sparbanken Sverige AB*                              38,000        601,001
                                                              --------------
                                                                2,715,801
                                                              --------------
Financial Service 2.3%
Alex Brown Inc.                                      2,200        124,850
CMAC Investment Corp.*                               3,100        214,288
Federal Home Loan Mortgage Corp.                     4,000        404,000
Federal National Mortgage Association               17,900        700,337
                                                              --------------
                                                                1,443,475
                                                              --------------
Insurance 3.2%
ACE Ltd.                                             7,900        432,525
AMBAC Inc.                                           4,600        287,500
Delphi Financial Group Inc.*                         3,480         97,875
Mid Ocean Ltd.                                      10,100        474,700
Mutual Risk Management Ltd.                          6,166        197,312


The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                    Shares      (Note 1)
--------------------------------------------------  --------  --------------
Insurance (cont'd)
NAC Re Corp.                                         4,600    $   161,575
Travelers/Aetna Property Casualty Corp. Cl. A       12,900        387,000
                                                              --------------
                                                                2,038,487
                                                              --------------
Total Finance                                                   6,197,763
                                                              --------------
Science & Technology 15.8%
Aerospace 2.2%
Boeing Co.                                           6,500        619,937
General Dynamics Corp.                               5,800        398,025
Rockwell International Corp.                         6,600        363,000
                                                              --------------
                                                                1,380,962
                                                              --------------
Computer Software & Service 5.4%
Anacomp Inc.*                                        5,594         48,948
Applied Graphics Technologies, Inc.                  5,900         92,925
Cisco Systems Inc.*                                  9,500        587,812
Desktop Data Inc.*                                   3,200         76,000
Electronic Data Systems Corp.                        5,500        247,500
Manugistics Group Inc.*                              2,200         94,600
Microsoft Corp.*                                     4,500        617,625
National Processing, Inc.*                          12,700        241,300
Oracle Systems Corp.*                                5,800        245,412
Planning Sciences International PLC ADR*             4,900         62,475
SystemSoft Corp.*                                    3,200         90,400
Ultratech Stepper Inc.*                              6,400        108,800
Vantive Corp.*                                       1,900         62,700
Videoserver Inc.*                                    3,600        170,550
Wang Laboratories Inc.*                             10,400        243,100
Western Digital Corp. Rts.*                         10,200        494,700
                                                              --------------
                                                                3,484,847
                                                              --------------
Electronic Components 3.1%
ABB AG*                                                165        203,900
AMP Inc.                                            10,000        338,750
Augat Inc.                                           7,100        195,250
Encad Inc.*                                          2,400         98,400
Intel Corp.*                                         6,700        736,162
VLSI Technology Inc.*                                4,200         72,450
Xicor Inc.*                                         10,900        123,988
Zebra Technologies Corp. Cl. A*                      7,800        225,225
                                                              --------------
                                                                1,994,125
                                                              --------------
Electronic Equipment 4.3%
Berg Electronics Corp.*                              7,500        211,875
Chicago Miniature Lamp, Inc.*                        4,100        121,975
L.M. Ericsson Telephone Co. Cl. B*                  21,920        593,360
Electronic Equipment (cont'd)
L.M. Ericsson Telephone Co. ADR Cl. B*              13,130    $   362,716
Lucent Technologies Inc.*                            5,200        244,400
Network Equipment Technologies, Inc. Rts.*           6,900         92,288
Nokia AB Cl. A Pfd.*                                 4,600        212,401
Nokia AB Cl. K Pfd.*                                11,000        519,074
Toolex Alpha NV*                                    40,600        390,040
                                                              --------------
                                                                2,748,129
                                                              --------------
Office Equipment 0.8%
FileNet Corp.*                                       7,700        218,488
International Business Machines Corp.                2,100        270,900
                                                              --------------
                                                                  489,388
                                                              --------------
Total Science & Technology                                     10,097,451
                                                              --------------
Utility 3.1%
Electric 0.8%
Allegheny Power Systems Inc.                        10,000        298,750
American Electric Power Inc.                         5,800        240,700
                                                              --------------
                                                                  539,450
                                                              --------------
Natural Gas 0.5%
ENSERCH Corp.                                       10,500        225,750
TransTexas Gas Corp.*                                7,900        110,600
                                                              --------------
                                                                  336,350
                                                              --------------
Telephone 1.8%
Allen Group Inc.                                     8,600        136,525
Clearnet Communications Inc. Wts.*                     990          8,910
Geotek Communications Inc.*                         17,400        128,325
NetCom Systems AB*                                  36,200        456,925
Tel-Save Holdings Inc.*                              8,700        217,500
Trescom International Inc.*                         14,300        182,325
                                                              --------------
                                                                1,130,510
                                                              --------------
Total Utility                                                   2,006,310
                                                              --------------
Total Equity Securities (Cost $36,371,173)                     43,779,218
                                                              --------------

                                Principal     Maturity
                                  Amount        Date
 ----------------------------------------- -------------  -------------
FIXED INCOME SECURITIES 21.5%
U.S. Treasury 4.3%
U.S. Treasury Bond, 12.00%      $  225,000    8/15/2013       323,930
U.S. Treasury Bond, 8.125%       1,075,000    8/15/2021     1,250,526
U.S. Treasury Bond, 6.25%           25,000    8/15/2023        23,484
U.S. Treasury Note, 9.00%          575,000    5/15/1998       602,853
U.S. Treasury Note, 6.625%         300,000    7/31/2001       306,327
U.S. Treasury Note, 7.875%         250,000   11/15/2004       274,375
                                                          -------------
                                                            2,781,495
                                                          -------------


The accompanying notes are an integral part of the financial statements.

                                      Principal     Maturity         Value
                                        Amount        Date         (Note 1)
------------------------------------ ------------ -------------  --------------
U.S. Agency Mortgage 5.8%
Federal Home Loan Mortgage Corp.
  Gold, 6.50%                         $  115,445    7/01/2008     $  114,471
Federal Home Loan Mortgage Corp.
  Gold, 9.50%                             46,144    7/25/2022         49,634
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%                  50,000    3/25/2023         48,703
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                            180,520   12/01/2024        178,489
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                            151,323    1/01/2025        152,528
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                             31,321   11/01/2025         31,492
Federal Home Loan Mortgage Corp.
  Gold, 8.00%                             79,539    1/01/2026         81,278
Federal National Mortgage
  Association, 7.50%                     375,933    6/01/2010        382,887
Federal National Mortgage
  Association TBA, 6.50%                 150,000   11/14/2010        147,469
Federal National Mortgage
  Association TBA, 7.50%                 325,000   11/14/2010        330,078
Federal National Mortgage
  Association TBA, 7.00%                 175,000   11/13/2025        171,719
Federal National Mortgage
  Association TBA, 7.50%                 400,000   11/13/2025        400,750
Government National Mortgage
  Association, 8.00%                     105,120    5/15/2008        110,113
Government National Mortgage
  Association, 6.50%                      45,978    2/15/2009         45,547
Government National Mortgage
  Association, 6.50%                     111,619    7/15/2009        110,589
Government National Mortgage
  Association TBA, 6.50%                 125,000   11/14/2010        123,320
Government National Mortgage
  Association, 8.00%                     229,158   12/15/2022        235,458
Government National Mortgage
  Association, 6.50%                     227,543    7/15/2024        219,152
Government National Mortgage
  Association, 7.00%                      25,634    1/15/2025         25,290
Government National Mortgage
  Association, 7.50%                     121,872   11/15/2025        122,329
Government National Mortgage
  Association, 7.50%                      74,462    4/15/2026         74,694
Government National Mortgage
  Association, 8.00%                     124,827    9/15/2026        127,636
Government National Mortgage
  Association TBA, 7.00%                 225,000   11/19/2025        220,711
U.S. Agency Mortgage (cont'd)
Government National Mortgage
  Association TBA, 8.00%              $  175,000   11/19/2025     $  178,938
                                                                 --------------
                                                                   3,683,275
                                                                 --------------
Canadian-Yankee 0.7%
Hydro-Quebec Deb. Series HS, 9.40%        75,000    2/01/2021         90,130
Usinor Sacilor Note 7.25%                350,000    8/01/2006        350,812
                                                                 --------------
                                                                     440,942
                                                                 --------------
        Foreign Government 2.7% Australian Dollar
Government of Australia, 7.50%           600,000    7/15/2005        481,104
                                  Canadian Dollar
Government of Canada, 7.50%              465,000   12/01/2003        374,536
                                     Danish Krone
Kingdom of Denmark, 8.00%              1,100,000   11/15/2001        207,233
Kingdom of Denmark, 8.00%              1,850,000    3/15/2006        342,544
                           European Currency Unit
Government of France, 8.00%              225,000    4/25/2003        317,230
                                                                 --------------
                                                                   1,722,647
                                                                 --------------
Trust Certificates 0.3%
Cooperative Utility Trust
  Certificates, 10.70%                $   75,000    9/15/2017         81,692
Rural Electric Cooperative Grantor
  Trust Certificates, 10.11%              75,000   12/15/2017         81,677
                                                                 --------------
                                                                     163,369
                                                                 --------------
Finance/Mortgage 1.8%
Associates Corp. of North America
  Note, 6.375%                            50,000   10/15/2002         49,440
Capital One Bank Sr. Note, 7.08%         325,000   10/30/2001        327,688
Discover Credit Card Trust Series
  1993 A, 6.25%                           75,000    8/16/2000         75,163
First Chicago Credit Trust Series
  91-D, 8.40%                              8,333    6/15/1998          8,331
Ford Credit Auto Loan Master Trust
  Series 95-1, 6.50%                     125,000    8/15/2002        125,000
GE Global Insurance Holding Corp.
  Note, 7.00%                             75,000    2/15/2026         72,469
General Motors Acceptance Corp.
  Deb., 8.625%                            75,000    6/15/1999         79,193
General Motors Acceptance Corp.
  Note, 7.85%                            100,000   11/17/1997        102,032
Household Affinity Credit Card
  Master Trust Series 1994-1A,
  5.525%                                  50,000    5/15/2010         50,047


The accompanying notes are an integral part of the financial statements.

                                      Principal     Maturity         Value
                                        Amount        Date         (Note 1)
------------------------------------ ------------ -------------  --------------
Finance/Mortgage (cont'd)
Household Finance Co. Note, 6.75%     $   75,000    6/01/2000     $    75,887
Sears Credit Trust Series 1995-2A,
  8.10%                                  200,000    6/15/2004         210,000
                                                                 --------------
                                                                    1,175,250
                                                                 --------------
Corporate 5.9%
Anacomp Inc. Sr. Sub. Note, 13.00%        71,000    6/04/2002          73,307
Chevron Corp. Note, 8.11%                 75,000   12/01/2004          80,179
Clearnet Communications Inc. Sr.
  Disc. Note, 0.00% to 12/14/2000,
  14.75% from 12/15/2000 to maturity     300,000   12/15/2005         174,844
Columbia / HCA Healthcare Corp.
  Note, 6.87%                             50,000    9/15/2003          50,634
Crown Packaging Inc. Sr. Note Series
  B, 10.75%                              175,000   11/01/2000         162,750
Dade International Inc. Sr. Sub.
  Note, 11.125%+                         250,000    5/01/2006         267,500
Envirosource Inc. Sr. Note, 9.75%        250,000    6/15/2003         233,750
Grand Union Co. Sr. Sub. Note,
  12.00%                                 175,000    9/01/2004         176,750
K & F Industries Inc. Sr. Sec. Note,
  11.875%                                 30,000   12/01/2003          32,400
K & F Industries Inc. Sr. Sub. Deb.,
  10.375%                                200,000    9/01/2004         206,000
K-III Communications Corp. Sr. Note,
  8.50%                                  150,000    2/01/2006         139,875
Norcal Waste Systems Inc. Sr. Note,
  12.75% to 11/14/96, 13.00% from
  11/15/96 to 5/14/97, 13.25% from
  5/15/97 to 11/14/97, 13.50% from
  11/15/97 to maturity                   250,000   11/15/2005         270,625
Park Newspapers Inc. Sr. Note,
  11.875%                                250,000    5/15/2004         288,125
Presidio Oil Co. Sr. Sec. Note,
  11.50% (ballot box)                    200,000    9/15/2000         197,500
Corporate (cont'd)
Ralphs Grocery Co. Sr. Note, 10.45%   $  150,000    6/15/2004     $   151,500
Sears Roebuck Acceptance Corp. Note,
  6.86%                                  325,000    8/06/2001         328,770
Spanish Broadcasting Systems Inc.
  Sr. Note, 7.50%                        250,000    6/15/2002         261,250
Talley Manufacturing & Technology
  Inc. Sr. Note, 10.75%                  150,000   10/15/2003         155,250
Tele-Communications Inc. Note, 8.25%     375,000    1/15/2003         370,815
United Meridian Corp. Sr. Sub. Note,
  10.375%                                130,000   10/15/2005         140,400
                                                                 --------------
                                                                    3,762,224
                                                                 --------------
Total Fixed Income Securities (Cost $13,476,253)                   13,729,202
                                                                 --------------
SHORT-TERM OBLIGATIONS 13.0%
American Express Credit Corp., 5.25%   2,690,000   11/04/1996       2,690,000
Beneficial Corp., 5.28%                  593,000   11/06/1996         593,000
Beneficial Corp., 5.25%                1,177,000   11/13/1996       1,177,000
Ford Motor Credit Co., 5.20%           2,405,000   11/01/1996       2,405,000
General Electric Capital Corp.,
  5.25%                                1,427,000   11/13/1996       1,427,000
                                                                 --------------
Total Short-Term Obligations (Cost $8,292,000)                      8,292,000
                                                                 --------------
Total Investments (Cost $58,139,426)--103.0%                       65,800,420
Cash and Other Assets, Less Liabilities--(3.0)%                    (1,905,721)
                                                                 --------------
Net Assets--100.0%                                                $63,894,699
                                                                 ==============
Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $58,256,949 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                 $ 9,150,470
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                  (1,606,999)
                                                                 --------------
                                                                  $ 7,543,471
                                                                 ==============


ADR stands for American Depositary Receipt, representing ownership of foreign securities.

*   Nonincome-producing securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

++ Security restricted as to public resale. The total cost and market value of restricted securities owned at October 31, 1996 were $0 and $75 (0.00% of net assets), respectively.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1996 were $264,500 and $278,000 (0.44% of net assets), respectively.

(ballot box) Security is in default.


The accompanying notes are an integral part of the financial statements.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                      Unrealized
                                                                        Contract     Appreciation     Delivery
                                                      Total Value        Price      (Depreciation)      Date
--------------------------------------------------  ---------------- -------------- --------------- -----------
Sell Australian dollars, Buy U.S. dollars             516,600   AUD    .79475   AUD     $ 2,156        1/24/97
Sell Australian dollars, Buy U.S. dollars             100,000   AUD    .77425   AUD      (1,795)      11/14/96
Sell Australian dollars, Buy U.S. dollars             316,000   AUD    .77450   AUD      (5,594)      11/14/96
Sell Australian dollars, Buy U.S. dollars             205,000   AUD    .79340   AUD         579        1/24/97
Buy Australian dollars, Sell U.S. dollars             220,000   AUD    .78910   AUD         682       11/14/96
Buy Australian dollars, Sell U.S. dollars             205,000   AUD    .79055   AUD           5        1/24/97
Buy Australian dollars, Sell U.S. dollars             100,000   AUD    .79147   AUD         121       11/14/96
Sell Canadian dollars, Buy U.S. dollars               155,000   CAD    .73153   CAD      (2,363)      11/14/96
Sell Canadian dollars, Buy U.S. dollars               100,000   CAD    .73099   CAD      (1,578)      11/14/96
Sell Canadian dollars, Buy U.S. dollars               252,000   CAD    .74703   CAD        (774)       1/24/97
Buy Canadian dollars, Sell U.S. dollars               100,000   CAD    .73265   CAD       1,412       11/14/96
Sell Danish krone, Buy U.S. dollars                 1,497,000   DKK    .17110   DKK      (2,529)       1/24/97
Sell Danish krone, Buy U.S. dollars                   926,000   DKK    .17578   DKK       3,346       11/14/96
Sell Danish krone, Buy U.S. dollars                 1,305,800   DKK    .17107   DKK      (2,244)       1/24/97
Buy Danish krone, Sell U.S. dollars                   719,000   DKK    .17555   DKK      (2,436)      11/14/96
Sell European currency units, Buy U.S. dollars        234,000   ECU   1.27480   ECU       1,784       11/14/96
                                                                                    ---------------
                                                                                        $(9,228)
                                                                                    ===============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $58,139,426) (Note 1)             $65,800,420
Cash                                                               25,468
Receivable for securities sold                                    689,548
Interest and dividends receivable                                 305,083
Receivable for fund shares sold                                    42,160
Receivable from Distributor (Note 3)                               20,736
Receivable for open forward contracts                              10,085
Deferred organization costs and other assets (Note 1)              69,400
                                                              --------------
                                                               66,962,900
Liabilities
Payable for securities purchased                                2,891,434
Accrued management fee (Note 2)                                    40,524
Accrued transfer agent and shareholder services (Note 2)           25,647
Payable for open forward contracts                                 19,313
Accrued trustees' fees (Note 2)                                     5,403
Payable for fund shares redeemed                                    4,248
Accrued service fee (Note 5)                                          132
Other accrued expenses                                             81,500
                                                              --------------
                                                                3,068,201
                                                              --------------
Net Assets                                                    $63,894,699
                                                              ==============
Net Assets consist of:
 Undistributed net investment income                          $   606,033
 Unrealized appreciation of investments                         7,660,994
 Unrealized depreciation of forward contracts and  foreign
  currency                                                         (8,744)
 Accumulated net realized gain                                  7,672,002
 Shares of beneficial interest                                 47,964,414
                                                              --------------
                                                              $63,894,699
                                                              ==============
Net Asset Value and redemption price per share of Class A
  shares ($622,709 / 50,022 shares of beneficial interest)    $     12.45
                                                              ==============
Maximum Offering Price per share of Class A shares ($12.45
  / .955)                                                     $     13.04
                                                              ==============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($63,271,990 / 5,089,802 shares of
  beneficial interest)                                        $     12.43
                                                              ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest                                                      $ 1,300,681
Dividends, net of foreign taxes of $25,332                        699,378
                                                              --------------
                                                                2,000,059
Expenses
Management fee (Note 2)                                           526,134
Custodian fee                                                     196,585
Transfer agent and shareholder services (Note 2)                   84,101
Service fee--Class A (Note 5)                                      36,384
Audit fee                                                          34,233
Reports to shareholders                                            22,342
Trustees' fees (Note 2)                                            16,277
Legal fees                                                         10,648
Registration fees                                                   4,016
Amortization of organization costs (Note 1)                         7,503
Miscellaneous                                                      12,672
                                                              --------------
                                                                  950,895
Expenses borne by the Distributor (Note 3)                       (142,848)
                                                              --------------
                                                                  808,047
                                                              --------------
Net investment income                                           1,192,012
                                                              --------------
Realized and Unrealized Gain on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)                7,818,652
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                        180,049
                                                              --------------
 Total net realized gain                                        7,998,701
                                                              --------------
Net unrealized appreciation of investments                      1,622,625
Net unrealized appreciation of forward contracts and
  foreign currency                                                 95,527
                                                              --------------
 Total net unrealized appreciation                              1,718,152
                                                              --------------
Net gain on investments, foreign currency and forward
  contracts                                                     9,716,853
                                                              --------------
Net increase in net assets resulting from operations          $10,908,865
                                                              ==============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                            Year ended October 31
                                         -----------------------------
                                             1996            1995
--------------------------------------- --------------  --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                     $ 1,192,012    $ 1,118,939
Net realized gain on investments,
  foreign currency and forward
  contracts                                 7,998,701      1,877,149
Net unrealized appreciation of
  investments, foreign currency and
  forward contracts                         1,718,152      4,697,296
                                        --------------  --------------
Net increase resulting from operations     10,908,865      7,693,384
                                        --------------  --------------
Dividends from net investment
  income:
 Class A                                     (365,226)      (853,158)
 Class C                                     (910,584)      (262,218)
                                        --------------  --------------
                                           (1,275,810)    (1,115,376)
                                        --------------  --------------
Distribution from net realized
  gains:
 Class A                                     (850,522)            --
 Class C                                     (463,669)            --
                                        --------------  --------------
                                           (1,314,191)            --
                                        --------------  --------------
Net increase (decrease) from fund share
  transactions (Note 6)                    (4,788,166)     2,684,658
                                        --------------  --------------
Total increase in net assets                3,530,698      9,262,666
Net Assets
Beginning of year                          60,364,001     51,101,335
                                        --------------  --------------
End of year (including undistributed
  net investment income of $606,033 and
  $464,967, respectively)                 $63,894,699    $60,364,001
                                        ==============  ==============
* Net realized gain for Federal income
  tax purposes (Note 1)                   $ 7,791,106    $ 1,314,496
                                        ==============  ==============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Conservative.

The investment objective of the fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

 B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life
Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $526,134.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $59,885.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,277 during the year ended October 31, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $142,848.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $92,070,967 and $102,352,972 (including $12,057,697 and $9,507,188 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $36,384 for Class A shares.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1996, Metropolitan owned 50,000 Class A shares and 3,613,659 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                                    Year ended October 31
                                               ----------------------------------------------------------------
                                                            1996                             1995
                                               -------------------------------  -------------------------------
Class A                                            Shares          Amount          Shares          Amount
 --------------------------------------------- -------------- ---------------- --------------  ----------------
Shares sold                                              --     $         --             21     $        191
Issued upon reinvestment of distribution from
  net realized gains                                 78,245          850,522             --               --
Shares repurchased                               (3,647,468)     (42,310,619)    (1,616,379)     (15,000,000)
                                               -------------- ---------------- --------------  ----------------
Net decrease                                     (3,569,223)    $(41,460,097)    (1,616,358)    $(14,999,809)
                                               ============== ================ ==============  ================
Class C                                            Shares          Amount          Shares          Amount
 --------------------------------------------- -------------- ---------------- --------------  ----------------
Shares sold                                       5,031,860     $ 58,556,573      1,924,849     $ 18,026,952
Issued upon reinvestment of:
 Dividends from net investment income                14,250          168,031          3,000           31,088
 Distribution from net realized gains                42,616          463,669             --               --
Shares repurchased                               (1,901,217)     (22,516,342)       (36,027)        (373,573)
                                               -------------- ---------------- --------------  ----------------
Net increase                                      3,187,509     $ 36,671,931      1,891,822     $ 17,684,467
                                               ============== ================ ==============  ================

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                            Class A                                     Class C
                           ----------------------------------------     -----------------------------------------
                                                     May 16, 1994                                 May 16, 1994
                            Year ended October 31   (Commencement        Year ended October 31    (Commencement
                            ---------------------  of Operations) to     ---------------------- of Operations) to
                             1996**     1995**     October 31, 1994        1996**     1995**    October 31, 1994
--------------------------  --------- -----------  -----------------   ----------- -----------  -----------------
Net asset value, beginning
  of year                   $ 10.93     $  9.74        $  9.55           $ 10.94     $  9.74         $ 9.55
Net investment income*         0.14        0.20           0.09              0.22        0.22           0.10
Net realized and
  unrealized gain on
  investments, foreign
  currency and forward
  contracts                    1.79        1.19           0.14              1.74        1.20           0.14
Dividends from net
  investment income           (0.17)      (0.20)         (0.04)            (0.23)      (0.22)         (0.05)
Distribution from net
  realized gains              (0.24)         --             --             (0.24)         --             --
                            --------- -----------  -----------------   ----------- -----------  -----------------
Net asset value, end of
  year                      $ 12.45     $ 10.93        $  9.74           $ 12.43     $ 10.94         $ 9.74
                            ========= ===========  =================   =========== ===========  =================
Total return                  18.05%+     14.49%+         2.41%+++         18.37%+     14.85%+         2.50%+++
Net assets at end of year
  (000s)                    $   623     $39,555        $50,999           $63,272     $20,809         $  102
Ratio of operating
  expenses to average  net
  assets*                      1.35%       1.35%          1.35%++           1.10%       1.10%          1.10%++
Ratio of net investment
  income to average net
  assets*                      1.43%       1.98%          2.01%++           1.78%       2.13%          2.26%++
Portfolio turnover rate      145.59%     127.44%         37.75%           145.59%     127.44%         37.75%
Average commission rate@    $ .0251          --             --           $ .0251          --             --
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year
 (Note 3)                   $  0.01     $  0.02        $  0.01           $  0.03     $  0.02         $ 0.01

++  Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** Per-share figures have been calculated using the average shares method.

@ For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Aggressive

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

As of October 31, 1996, State Street Research Strategic Portfolios:
Aggressive held 69% of its assets in equities, 21% in fixed income securities and 10% in cash. For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 18.05% (does not include sales charge).

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Value stocks performed strongly, large-cap growth stocks less so. Small-cap growth stocks, which were also a large component, performed well. International stocks, which only comprised a small portion of the portfolio, brought in strong performance.

Bonds

The Fund's fixed-income component performed well, but did not keep pace with its stock holdings. This was due in large part to our high-grade bond holdings, which comprised our largest fixed-income position and provided flat performance. High-yield and international bonds brought in strong performance.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% front-end sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

                   Change In Value Of $10,000 Based On The
                       S&P 500 And The Lehman Brothers
                   Government/Corporate Bond Index Compared
                  To Change In Value Of $10,000 Invested In
                       Strategic Portfolios: Aggressive

Class A Shares

      Average Annual Total Return
       1 Year       Life of Fund
  +12.74%/+12.55%  +11.98%/+11.77%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Aggressive               S&P 500        Bond Index

5/16/94         9550                    10000          10000
10/31/94        9780                    10549          10006
10/31/95       11198                    13334          11622
10/31/96       13219                    16546          12250

Class C Shares

      Average Annual Total Return
       1 Year       Life of Fund
  +18.37%/+18.17%  +14.40%/+14.19%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Aggressive               S&P 500        Bond Index

5/16/94        10000                    10000          10000
10/31/94       10250                    10549          10006
10/31/95       11772                    13334          11622
10/31/96       13935                    16546          12250

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of State Street Research Strategic
Portfolios: Aggressive ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                         Votes (millions of
                                                               shares)
                                                       ------------------------
                                                          For       Withheld
                                                      ---------- -------------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                      43.4         3.0
   Robert A. Lawrence                                    43.4         3.0
   Dean O. Morton                                        43.4         3.0
   Thomas L. Phillips                                    43.4         3.0
   Toby Rosenblatt                                       43.4         3.0
   Michael S. Scott Morton                               43.8         2.6
   Ralph F. Verni                                        43.8         2.7
   Jeptha H. Wade                                        43.8         2.6

                                                                           Votes (millions of
                                                                                 shares)
                                                                         ----------------------
                                                                          For  Against Abstain
                                                                          ---- ------- --------
2. The Fund's fundamental policy on diversification of investments was
   amended                                                                3.9    0.4     1.0
3. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder
   approval                                                              33.1    7.3     4.2
4. The Master Trust Agreement was amended to eliminate specified time
   permitted between the record date and any shareholders meeting        34.4    5.7     4.4

FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST

Fund Information

State Street Research
Strategic Portfolios: Aggressive
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

State Street Research Strategic Portfolios: Aggressive
One Financial Center
Boston, MA 02111

                                                            Bulk Rate
                                                            U.S. Postage
                                                            PAID
                                                            Brockton, MA
                                                            Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
         State Street Research
         Shareholder Services
         P.O. Box 8408
         Boston, MA 02266-8408


[STATE STREET RESEARCH LOGO]
This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.


The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3551-961226(0198)SSR-LD   Cover Illustration by Dorothy Cullinan

                                                                    SP-112E-1296

[STATE STREET RESEARCH LOGO]

STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: CONSERVATIVE

ANNUAL REPORT
October 31, 1996

                      WHAT'S INSIDE

                      From the Chairman
                      The markets reward
                      investors

                      Portfolio Manager's Review
                      Strong performance from
                      stocks and bonds

                      Fund Information
                      Facts and figures

                      Plus, Complete Portfolio Holdings
                      and Financial Statements



                   [DALBAR LOGO]

                   For Excellence
                         in
                 Shareholder Service

FROM THE CHAIRMAN

[Ralph Verni photo]

To Our Shareholders:

So far, this has proven to be another good year for many investors in both the stock and bond markets. The Dow Jones Industrial Average broke the 6000 point barrier, and the Standard & Poor's 500 Composite Index is up 24.10 for the 12 months ended October 31, 1996. Bond investors saw the Lehman Brothers Government/Corporate Bond Index gain 5.39%.(1)

For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The stock and bond markets were unduly influenced over the past few months by news of the economy, employment and what the Federal Reserve might do. Contradictions as to which direction the economy was headed caused rallies on some days and declines on others. But both markets continued to show a trend of advancement into the autumn season. The economy has definitely slowed recently, but this looks more like a temporary pause than the beginning of a protracted slowdown.

The bond market is expected to remain in the trading range where it has been for the past several months, even though some of the recent news has been more favorable. The outlook for the stock market continues to be positive on balance with operating earnings for the S&P 500 expected to be up in 1996 and in 1997. We remain fully invested in most of our portfolios, and we are continuing to find good values in selected stocks.

Effective in December 1996, Peter Bennett will assume management responsibilities for the Fund. He takes the reins from Michael Yogg who leaves State Street Research after 19 years for a new opportunity in the investment community. We thank Michael for his service and wish him all the best in the future.

As many of you may know, Peter Bennett has had a long career with State Street Research and has served in many capacities. In his primary role as Chief Investment Officer--Equities, Peter oversees the day-to-day activities of our Equity Group. As portfolio manager of this Fund, his management style will translate seamlessly with the Fund's team approach.

Sincerely,
/s/ Ralph F. Verni
Ralph F. Verni
Chairman
November 30, 1996

(1)The Standard & Poor's Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+10.82% for Class C shares.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(4)"A" share returns reflect the maximum 4.5% front-end sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended October 31, 1996, except where noted)

SEC Average Annual Compound Rates of
Return for periods ended 9/30/96
(at maximum applicable sales charge)(3,4)

             Life of Fund
            (since 5/16/94)       1 Year
---------- ----------------  ----------------
Class A      +8.47%/+7.92%    +3.76%/+3.37%
---------- ----------------  ----------------
Class C     +10.84%/+10.30%   +8.90%/+8.48%

Average Annual Compound
Rates of Return
(at maximum applicable sales charge)3,4

             Life of Fund
            (since 5/16/94)       1 Year
---------- ----------------  ----------------
Class A       +9.01%/+8.47%    +5.58%/+5.18%
---------- ----------------  ----------------
Class C     +11.32%/+10.79%  +10.82%/+10.40%

Cumulative Total Returns
(do not reflect sales charge)3

             Life of Fund
            (since 5/16/94)       1 Year
---------- ----------------  ----------------
Class A     +29.54%/+27.95%  +10.55%/+10.14%
---------- ----------------  ----------------
Class C     +30.27%/+28.73%  +10.82%/+10.40%

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the above charts, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

PORTFOLIO MANAGER'S REVIEW

State Street Research Strategic Portfolios: Conservative had a positive year, benefiting from a strong stock market and rallies in the bond market. The Fund consistently outperformed its peer group. For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of +10.55% (does not reflect sales charge).(2) Lipper Analytical Services' Flexible Portfolio Funds category provided an average total return of +7.38% over the same time period (does not reflect sales charge).

Bond Holdings

Bond performance was mixed over the past year. At the end of 1995, the high quality bond market was rallying, but flattened out in 1996. This held back our overall bond performance somewhat since high-quality bonds made up most of our holdings. The remainder of our fixed-income holdings are international bonds which brought in solid performance.

Stock Holdings

The past year has been a great one for the stock market which fueled the Fund's overall performance. The largest parts of our equity holdings included value stocks and large-cap growth stocks. Both areas performed well for us with value stocks leading the way, followed closely by large-cap growth stocks. Our international stocks, which are the smallest component of our equity holdings, provided positive performance, but on a lesser scale.

We see our top five equity industries continuing to have good profit growth as the economy slows. In particular, bank stocks tend to perform better in favorable interest rate environments, which we are seeing currently.

Current Strategy

As of October 31, 1996, we held 61% of the Fund's assets in fixed-income securities, 29% in equities and 10% in cash. Our higher percentage in cash is temporary, as we shift some of our equity holdings into high-grade bonds. We like the good values currently available in the high-grade bond sector. High-grade bonds make up the largest percentage of our fixed-income holdings, with a smaller portion committed to high-yield bonds. On the equity side, the large-cap growth and value stocks remain our largest holdings. We continue to maintain a smaller position in international stocks. Going forward, we believe the investment environment is generally positive, with economic growth continuing to slow somewhat.

October 31, 1996

Asset Allocation
(by percentage of net assets)

[pie chart]

Bonds          61%
Equities       29%
Cash           10%

Top 5 Bond Sectors
(by percentage of net assets)

[bar chart]

U.S. Treasury            23.1%
U.S. Agency Mortgage     19.7%
Finance/Mortgage          8.7%
Foreign Government        3.0%
Corporate                 2.8%
Total:                   57.3%

Top 5 Equity Industries
(by percentage of net assets)

[bar chart]

Bank                          2.4%
Oil                           2.2%
Food & Beverage               2.1%
Insurance                     2.0%
Computer Software & Service   1.9%
Total:                       10.6%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

INVESTMENT PORTFOLIO
October 31, 1996
                                                                Value
                                                   Shares      (Note 1)
-------------------------------------------------  -------- --------------
EQUITY SECURITIES 28.8%
Basic Industries 3.9%
Chemical 1.2%
Hoechst AG*                                         3,250     $  122,218
IMC Global Inc.                                     3,250        121,875
Monsanto Co.                                        3,600        142,650
                                                            --------------
                                                                 386,743
                                                            --------------
Diversified 0.2%
Cardo AB*                                           1,400         34,278
Tenma Corp.*                                        2,000         35,484
                                                            --------------
                                                                  69,762
                                                            --------------
Forest Product 0.1%
Aracruz Celulose SA ADR                             3,300         26,400
                                                            --------------
Machinery 0.9%
Case Corp.                                          2,000         93,000
Linde AG*                                              81         50,144
Sundstrand Corp.                                    4,100        165,025
                                                            --------------
                                                                 308,169
                                                            --------------
Metal & Mining 1.0%
Alumax Inc.*                                        4,200        134,925
Aluminum Company of America                         1,400         82,075
Bohler Uddeholm AG*                                   500         37,402
RTZ Corp. PLC*                                      2,521         40,334
SGL Carbon AG*                                        500         56,293
                                                            --------------
                                                                 351,029
                                                            --------------
Railroad 0.5%
Canadian National Railway Co.                       6,300        173,250
                                                            --------------
Total Basic Industries                                         1,315,353
                                                            --------------
Consumer Cyclical 3.6%
Automotive 1.1%
Exide Corp.                                         6,300        163,800
Ford Motor Co.                                      3,800        118,750
Honda Motor Co.*                                    2,000         47,780
Suzuki Motor Co. Ltd.*                              4,000         40,754
                                                            --------------
                                                                 371,084
                                                            --------------
Building 0.5%
Lafarge Corp.                                       8,300        154,588
                                                            --------------
Hotel & Restaurant 0.6%
Harrah's Entertainment Inc.*                        5,700         95,475
Mirage Resorts Inc.*                                5,700        125,400
                                                            --------------
                                                                 220,875
                                                            --------------
Recreation 0.1%
Amer Group, Ltd. Cl. A*                             2,200         50,209
                                                            --------------
Retail Trade 1.3%
Home Depot Inc.                                     3,200     $  175,200
Kroger Co.*                                         3,600        160,650
Wal-Mart Stores, Inc.                               3,600         95,850
                                                            --------------
                                                                 431,700
                                                            --------------
Total Consumer Cyclical                                        1,228,456
                                                            --------------
Consumer Staple 6.5%
Business Service 0.6%
ADT Ltd.*                                           8,300        163,925
HBO & Co.                                             500         30,063
                                                            --------------
                                                                 193,988
                                                            --------------
Drug 1.2%
Amgen Inc.*                                           900         55,181
Pfizer Inc.                                         1,900        157,225
Roussel-Uclaf*                                        400        105,858
Sandoz AG*                                             70         80,910
                                                            --------------
                                                                 399,174
                                                            --------------
Food & Beverage 2.1%
Anheuser-Busch Companies, Inc.                      2,600        100,100
Coca-Cola Co.                                       2,600        131,300
Coca-Cola Enterprises Inc.                          6,100        260,012
Whitman Corp.                                       8,900        215,825
                                                            --------------
                                                                 707,237
                                                            --------------
Hospital Supply 1.3%
Baxter International Inc.                           5,400        224,775
Johnson & Johnson                                   2,600        128,050
Medtronic Inc.                                      1,400         90,125
                                                            --------------
                                                                 442,950
                                                            --------------
Printing & Publishing 0.6%
Hollinger International Inc. Cl. A*                17,600        220,000
                                                            --------------
Tobacco 0.7%
Imperial Tobacco Group PLC*                        17,100        100,195
Philip Morris Companies, Inc.                       1,500        138,938
                                                            --------------
                                                                 239,133
                                                            --------------
Total Consumer Staple                                          2,202,482
                                                            --------------
Energy 2.2%
Oil 2.2%
ENI SPA ADR                                           900         42,750
Imperial Oil Ltd.                                     850         37,400
Oryx Energy Co.*                                    9,000        173,250
Seagull Energy Corp.*                               7,800        168,675
Tosco Corp.                                         3,900        218,887

The accompanying notes are an integral part of the financial statements.

                                                                Value
                                                   Shares      (Note 1)
-------------------------------------------------  -------- --------------
Oil (cont'd)
Total SA Cl. B*                                       717     $   56,084
Woodside Petroleum Ltd. ADR*                        7,700         54,320
                                                            --------------
                                                                 751,366
                                                            --------------
Total Energy                                                     751,366
                                                            --------------
Finance 5.4%
Bank 2.4%
BankAmerica Corp.                                   1,100        100,650
Bank of New York Inc.                               6,800        225,250
Citicorp                                            1,600        158,400
Fleet Financial Group Inc.                          4,600        229,425
Sparbanken Sverige AB*                              5,700         90,150
                                                            --------------
                                                                 803,875
                                                            --------------
Financial Service 1.0%
Federal Home Loan Mortgage Corp.                    1,700        171,700
Federal National Mortgage Association               4,600        179,975
                                                            --------------
                                                                 351,675
                                                            --------------
Insurance 2.0%
ACE Ltd.                                            3,300        180,675
AMBAC Inc.                                          1,900        118,750
Mid Ocean Ltd.                                      4,200        197,400
Travelers/Aetna Property Casualty Corp. Cl. A       5,400        162,000
                                                            --------------
                                                                 658,825
                                                            --------------
Total Finance                                                  1,814,375
                                                            --------------
Science & Technology 6.0%
Aerospace 1.6%
Boeing Co.                                          2,100        200,287
General Dynamics Corp.                              2,500        171,563
Rockwell International Corp.                        2,700        148,500
                                                            --------------
                                                                 520,350
                                                            --------------
Computer Software & Service 1.9%
Cisco Systems Inc.*                                 2,400        148,500
Electronic Data Systems Corp.                       1,400         63,000
Microsoft Corp.*                                    1,300        178,425
Oracle Systems Corp.*                               1,600         67,700
Western Digital Corp. Rts.*                         3,900        189,150
                                                            --------------
                                                                 646,775
                                                            --------------
Electronic Components 1.3%
ABB AG*                                                30         37,073
AMP Inc.                                            4,200        142,275
Intel Corp.*                                        1,700        186,787
Rohm Co.*                                           1,000         59,286
                                                            --------------
                                                                 425,421
                                                            --------------
Electronic Equipment 1.0%
L.M. Ericsson Telephone Co. Cl. B*                  3,568     $    96,584
L.M. Ericsson Telephone Co. ADR Cl. B*              3,390         93,649
Lucent Technologies Inc.*                           1,400         65,800
Nokia AB Cl. A Pfd.*                                  760         35,092
Toolex Alpha NV*                                    5,200         49,956
                                                            --------------
                                                                 341,081
                                                            --------------
Office Equipment 0.2%
International Business Machines Corp.                 600         77,400
                                                            --------------
Total Science & Technology                                     2,011,027
                                                            --------------
Utility 1.2%
Electric 0.7%
Allegheny Power Systems Inc.                        4,200        125,475
American Electric Power Inc.                        2,400         99,600
                                                            --------------
                                                                 225,075
                                                            --------------
Natural Gas 0.4%
ENSERCH Corp.                                       4,300         92,450
TransTexas Gas Corp.*                               2,200         30,800
                                                            --------------
                                                                 123,250
                                                            --------------
Telephone 0.1%
NetCom Systems AB*                                  4,100         51,751
                                                            --------------
Total Utility                                                    400,076
                                                            --------------
Total Equity Securities (Cost $8,240,477)                      9,723,135
                                                            --------------

                                Principal     Maturity
                                  Amount        Date
 ----------------------------------------- -------------  --------------
FIXED INCOME SECURITIES 60.9%
U.S. Treasury 23.1%
U.S. Treasury Bond, 12.00%      $  200,000    8/15/2013       287,938
U.S. Treasury Bond, 8.125%       1,450,000    8/15/2021     1,686,756
U.S. Treasury Bond, 6.25%          775,000    8/15/2023       728,012
U.S. Treasury Note, 8.50%          575,000    5/15/1997       584,252
U.S. Treasury Note, 5.125%         275,000    6/30/1998       272,594
U.S. Treasury Note, 6.75%          675,000    5/31/1999       689,134
U.S. Treasury Note, 7.125%       1,200,000    9/30/1999     1,238,436
U.S. Treasury Note, 6.875%         350,000    3/31/2000       359,569
U.S. Treasury Note, 6.25%          400,000    8/31/2000       403,064
U.S. Treasury Note, 6.625%         250,000    7/31/2001       255,272
U.S. Treasury Note, 7.50%          300,000   11/15/2001       317,718
U.S. Treasury Note, 7.875%         900,000   11/15/2004       987,750
                                                          --------------
                                                            7,810,495
                                                          --------------

The accompanying notes are an integral part of the financial statements.

                                        Principal        Maturity        Value
                                         Amount            Date        (Note 1)
 ---------------------------------  -------------------------------  --------------
U.S. Agency Mortgage 19.7%
Federal Home Loan Mortgage Corp.
  Gold, 9.50%                       $   139,204          7/25/2022    $  149,730
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%                125,000          3/25/2023       121,758
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                           867,046          6/01/2024       857,292
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           539,194          8/01/2024       543,486
Federal Home Loan Mortgage Corp.
  Gold, 8.00%                            74,600          6/01/2025        76,325
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           365,379          4/01/2026       367,377
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           856,876          6/01/2026       859,815
Government National Mortgage
  Association, 8.00%                    315,357          5/15/2008       330,337
Government National Mortgage
  Association, 6.50%                    137,934          2/15/2009       136,640
Government National Mortgage
  Association, 6.50%                     66,493          6/15/2009        65,870
Government National Mortgage
  Association, 6.50%                    312,530          7/15/2009       309,649
Government National Mortgage
  Association, 8.00%                    134,753         10/15/2017       140,319
Government National Mortgage
  Association, 8.00%                    838,493          5/15/2022       861,543
Government National Mortgage
  Association, 6.50%                     88,250         12/15/2023        84,995
Government National Mortgage
  Association, 6.50%                    458,720          7/15/2024       441,802
Government National Mortgage
  Association, 7.00%                    324,842          1/15/2025       320,480
Government National Mortgage
  Association, 7.00%                     48,786         10/15/2025        47,871
Government National Mortgage
  Association, 7.50%                    389,989         11/15/2025       391,451
Government National Mortgage
  Association, 7.50%                    198,566          4/15/2026       199,185
Government National Mortgage
  Association, 8.00%                    349,517          9/15/2026       357,381
                                                                     --------------
                                                                       6,663,306
                                                                     --------------
Canadian-Yankee 2.2%
Hydro-Quebec Deb. Series HS,
  9.40%                             $   325,000          2/01/2021    $  390,565
Usinor Sacilor Note, 7.25%              350,000          8/01/2006       350,812
                                                                     --------------
                                                                         741,377
                                                                     --------------
Foreign Government 3.0%              Australian Dollar
Government of Australia, 7.50%          350,000          7/15/2005       280,644
                                      Canadian Dollar
Government of Canada, 7.50%             220,000         12/01/2003       177,200
                                      Danish  Krone
Kingdom of Denmark, 8.00%               850,000         11/15/2001       160,135
Kingdom of Denmark, 8.00%               700,000          3/15/2006       129,611
                                      European Currency Unit
Government of France, 8.00%             175,000          4/25/2003       246,734
                                                                     --------------
                                                                         994,324
                                                                     --------------
Trust Certificates 1.4%
Cooperative Utility Trust
  Certificates, 10.70%              $   225,000          9/15/2017       245,077
Rural Electric Cooperative
  Grantor Trust Certificates,
  10.11%                                200,000         12/15/2017       217,804
                                                                     --------------
                                                                         462,881
                                                                     --------------
Finance/Mortgage 8.7%
Associates Corp. of North America
  Note, 6.375%                          200,000         10/15/2002       197,760
Capital One Bank Sr. Note, 7.08%        175,000         10/30/2001       176,447
Chase Manhattan Master Trust
  96-3A, 7.04%                          275,000          2/15/2005       282,131
CIT Group Holdings Inc. Note,
  6.75%                                 175,000          5/14/2001       177,506
Countrywide Funding Corp. Note,
  6.28%                                 200,000          1/15/2003       193,634
Discover Credit Card Trust Series
  1993 A, 6.25%                         250,000          8/16/2000       250,545
First Chicago Credit Trust Series
  91-D, 8.40%                            25,000          6/15/1998        24,992
Ford Credit Auto Loan Master
  Trust Series 95-1, 6.50%              375,000          8/15/2002       375,000
GE Global Insurance Holding Corp.
  Note, 7.00%                           225,000          2/15/2026       217,406
General Motors Acceptance Corp.
  Note, 7.85%                           325,000         11/17/1997       331,604

The accompanying notes are an integral part of the financial statements.


                                      5

                                        Principal        Maturity        Value
                                         Amount            Date        (Note 1)
 ---------------------------------  -------------------------------  --------------
Finance/Mortgage (cont'd)
Household Affinity Master Trust
  Series 1994-1A, 5.525%                $175,000         4/25/2003    $   175,163
Household Finance Co. Note, 6.75%        125,000         6/01/2000        126,479
Prudential Home Mortgage Series
  93-29 A-6 PAC, 6.75%                   235,523         8/25/2008        236,920
Sears Roebuck Acceptance Corp.
  Note, 6.86%                            175,000         8/06/2001        177,030
                                                                     --------------
                                                                        2,942,617
                                                                     --------------
Corporate 2.8%
Chevron Corp. Note, 8.11%                175,000        12/01/2004        187,085
Columbia/HCA Healthcare Corp.
  Note, 6.87%                            150,000         9/15/2003        151,900
Electronic Data Systems Corp.
  Note, 6.85% +                          250,000         5/15/2000        254,105
K-III Communications Corp. Sr.
  Note, 8.50%                             75,000         2/01/2006         69,938
Loews Corp. Sr. Note, 7.00%              125,000        10/15/2023        114,338
Tele-Communications Inc. Sr.
  Note, 8.25%                            175,000         1/15/2003        173,047
                                                                     --------------
                                                                          950,413
                                                                     --------------
Total Fixed Income Securities (Cost $20,147,196)                       20,565,413
                                                                     --------------
SHORT-TERM OBLIGATIONS 9.5%
American Express Credit Corp.,
  5.25%                                  219,000        11/04/1996        219,000
American Express Credit Corp.,
  5.25%                                  836,000        11/12/1996        836,000
Beneficial Corp., 5.22%                  691,000        11/05/1996        691,000
Ford Motor Credit Co., 5.20%             968,000        11/01/1996        968,000
General Electric Capital Corp.,
  5.17%                                  500,000        11/01/1996        500,000
                                                                     --------------
Total Short-Term Obligations (Cost $3,214,000)                          3,214,000
                                                                     --------------
Total Investments (Cost $31,601,673)--99.2%                            33,502,548
Cash and Other Assets, Less Liabilities--0.8%                             284,902
                                                                     --------------
Net Assets--100.0%                                                    $33,787,450
                                                                     ==============

Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $31,664,750 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost            $2,120,103
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value              (282,305)
                                                                -------------
                                                                $1,837,798
                                                                =============

ADR stands for American Depositary Receipt, representing ownership of foreign securities.
* Nonincome-producing securities.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at October 31, 1996 were $249,803 and $254,105 (0.75% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                        Unrealized
                                                                        Contract       Appreciation    Delivery
                                                      Total Value         Price       (Depreciation)     Date
-------------------------------------------------- ---------------- ---------------- --------------- -----------
Sell Australian dollars, Buy U.S. dollars           265,900    AUD     .79475   AUD      $ 1,110        1/24/97
Sell Australian dollars, Buy U.S. dollars            60,000    AUD     .77425   AUD       (1,077)      11/14/96
Sell Australian dollars, Buy U.S. dollars           203,000    AUD     .77450   AUD       (3,592)      11/14/96
Sell Australian dollars, Buy U.S. dollars           112,000    AUD     .79340   AUD          316        1/24/97
Buy Australian dollars, Sell U.S. dollars            88,000    AUD     .78910   AUD          273       11/14/96
Buy Australian dollars, Sell U.S. dollars           112,000    AUD     .79144   AUD          (97)       1/24/97
Buy Australian dollars, Sell U.S. dollars            60,000    AUD     .79147   AUD           88       11/14/96
Sell Canadian dollars, Buy U.S. dollars             177,000    CAD     .73153   CAD       (2,699)      11/14/96
Sell Canadian dollars, Buy U.S. dollars              15,000    CAD     .73099   CAD         (237)      11/14/96
Sell Danish krone, Buy U.S. dollars                 104,000    DKK     .17110   DKK         (177)       1/24/97
Sell Danish krone, Buy U.S. dollars                 882,000    DKK     .17578   DKK        3,187       11/14/96
Sell Danish krone, Buy U.S. dollars                 837,500    DKK     .17107   DKK       (1,439)       1/24/97
Buy Danish krone, Sell U.S. dollars                 225,000    DKK     .17555   DKK         (762)      11/14/96
Sell European currency units, Buy U.S. dollars      182,000    ECU    1.27480   ECU        1,387       11/14/96
                                                                                     ---------------
                                                                                         $(3,719)
                                                                                     ===============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $31,601,673) (Note 1)             $33,502,548
Cash                                                               22,607
Interest and dividends receivable                                 312,956
Receivable for securities sold                                    212,947
Receivable for fund shares sold                                    23,939
Receivable from Distributor (Note 3)                               15,792
Receivable for open forward contracts                               6,361
Deferred organization costs and other assets (Note 1)              44,766
                                                              --------------
                                                               34,141,916
Liabilities
Payable for securities purchased                                  230,055
Accrued transfer agent and shareholder services (Note 2)           19,896
Payable for open forward contracts                                 10,080
Accrued management fee (Note 2)                                    17,053
Payable for fund shares redeemed                                    6,419
Accrued trustees' fees (Note 2)                                     4,793
Accrued service fee (Note 5)                                          116
Other accrued expenses                                             66,054
                                                              --------------
                                                                  354,466
                                                              --------------
Net Assets                                                    $33,787,450
                                                              ==============
Net Assets consist of:
 Undistributed net investment income                          $   410,962
 Unrealized appreciation of investments                         1,900,875
 Unrealized depreciation of forward contracts and  foreign
  currency                                                         (3,408)
 Accumulated net realized gain                                  1,658,025
 Shares of beneficial interest                                 29,820,996
                                                              --------------
                                                              $33,787,450
                                                              ==============
Net Asset Value and redemption price per share of Class A
  shares ($551,564 / 50,023 shares of beneficial interest)    $     11.03
                                                              ==============
Maximum Offering Price per share of Class A shares ($11.03
  / .955)                                                     $     11.55
                                                              ==============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($33,235,886 / 3,039,822 shares of
  beneficial interest)                                        $     10.93
                                                              ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest, net of foreign taxes of $616                        $ 1,651,704
Dividends, net of foreign taxes of $4,928                         173,951
                                                              --------------
                                                                1,825,655
Expenses
Management fee (Note 2)                                           201,690
Custodian fee                                                     122,038
Service fee-Class A (Note 5)                                       25,236
Transfer agent and shareholder services (Note 2)                   66,719
Audit fee                                                          33,559
Reports to shareholders                                            18,633
Trustees' fees (Note 2)                                            18,001
Registration fees                                                  15,211
Amortization of organization costs (Note 1)                         7,503
Legal fees                                                          7,175
Miscellaneous                                                       9,958
                                                              --------------
                                                                  525,723
Expenses borne by the Distributor (Note 3)                       (197,940)
                                                              --------------
                                                                  327,783
                                                              --------------
Net investment income                                           1,497,872
                                                              --------------
Realized and Unrealized Gain on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)                1,696,404
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                         14,439
                                                              --------------
 Total net realized gain                                        1,710,843
                                                              --------------
Net unrealized appreciation of investments                         46,364
Net unrealized appreciation of forward contracts and
  foreign currency                                                 43,785
                                                              --------------
 Total net unrealized appreciation                                 90,149
                                                              --------------
Net gain on investments, foreign currency and forward
  contracts                                                     1,800,992
                                                              --------------
Net increase in net assets resulting from operations          $ 3,298,864
                                                              ==============

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year ended October 31
                                             -----------------------------
                                                  1996           1995
 ---------------------------------------------------------  --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                         $ 1,497,872    $ 1,288,775
Net realized gain on investments, foreign
  currency and forward contracts                1,710,843        791,816
Net unrealized appreciation of investments,
  foreign currency and forward contracts           90,149      1,955,540
                                            --------------  --------------
Net increase resulting from operations          3,298,864      4,036,131
                                            --------------  --------------
Dividends from net investment income:
 Class A                                         (454,334)    (1,230,373)
 Class C                                         (970,526)       (51,204)
                                            --------------  --------------
                                               (1,424,860)    (1,281,577)
                                            --------------  --------------
Distribution from net realized gains:
 Class A                                         (651,838)            --
 Class C                                          (42,210)            --
                                            --------------  --------------
                                                 (694,048)            --
                                            --------------  --------------
Net increase from fund share transactions
  (Note 6)                                      3,537,654      1,200,860
                                            --------------  --------------
Total increase in net assets                    4,717,610      3,955,414

Net Assets
Beginning of year                              29,069,840     25,114,426
                                            --------------  --------------
End of year (including undistributed net
  investment income of $410,962 and
  $303,997, respectively)                     $33,787,450    $29,069,840
                                            ==============  ==============

*Net realized gain for Federal income tax
  purposes (Note 1)                           $ 1,717,406    $   693,902
                                            ==============  ==============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Strategic Portfolios: Conservative (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Conservative, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the fund is to provide, primarily, a high level of current income and, secondarily, long term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $201,690.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $37,814.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,001 during the year ended October 31, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $197,940.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $38,260,101 and $37,908,373 (including $19,136,638 and $17,807,946 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $25,236 for Class A shares.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1996, Metropolitan owned 50,000 Class A shares and 2,154,550 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                   Year ended October 31
                                  ---------------------------------------------------------
                                               1996                         1995
                                 ------------------------------- -------------------------
Class A                              Shares          Amount         Shares       Amount
-------------------------------- -------------- ---------------- -----------  -------------
Shares sold                                --     $         --          21     $      192
Issued upon reinvestment of
  distribution from net realized
  gains                                62,677          651,777         --             --
Shares repurchased                 (2,630,477)     (28,093,497)        --             --
                                 -------------- ---------------- -----------  -------------
Net increase (decrease)            (2,567,800)    $(27,441,720)         21     $      192
                                 ============== ================ ===========  =============
Class C                              Shares          Amount         Shares       Amount
-------------------------------- -------------- ---------------- -----------  -------------
Shares sold                         3,511,159     $ 37,399,443     164,827     $1,608,388
Issued upon reinvestment of:
 Dividends from net investment
  income                               21,689          229,456       3,527         35,611
 Distribution from net realized
  gains                                 4,058           42,210         --             --
Shares repurchased                   (632,775)      (6,691,735)    (43,134)      (443,331)
                                 -------------- ---------------- -----------  -------------
Net increase                        2,904,131     $ 30,979,374     125,220     $1,200,668
                                 ============== ================ ===========  =============

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                             Class A                                   Class C
                            -----------------------------------------  -----------------------------------------
                                                      May 16, 1994                               May 16, 1994
                             Year ended October 31  (Commencement of   Year ended October 31   (Commencement of
                           -----------------------   Operations) to   -----------------------    Operations) to
                              1996**      1995**    October 31, 1994    1996**      1995**     October 31, 1994
 ------------------------------------- -----------   ---------------------------- -----------  -----------------
Net asset value, beginning
  of year                     $ 10.56     $  9.56        $  9.55        $ 10.56     $  9.56         $ 9.55
Net investment income*           0.42        0.47           0.20           0.50        0.52           0.21
Net realized and
  unrealized gain (loss)
  on investments, foreign
  currency and forward
  contracts                      0.66        1.00          (0.09)          0.60        0.97          (0.09)
Dividends from net
  investment income             (0.36)      (0.47)         (0.10)         (0.48)      (0.49)         (0.11)
Distribution from net
  realized gains                (0.25)         --             --          (0.25)         --             --
                           ----------- -----------   ---------------------------- -----------  -----------------
Net asset value, end of
  year                        $ 11.03     $ 10.56        $  9.56        $ 10.93     $ 10.56         $ 9.56
                           =========== ===========   ============================ ===========  =================
Total return                    10.55%+     15.84%+         1.15%+++      10.82%+     16.11%+         1.25%+++
Net assets at end of year
  (000s)                      $   552     $27,637        $25,014        $33,236     $ 1,433         $  100
Ratio of expenses to
  average net assets*            1.15%       1.15%          1.15%++        0.90%       0.90%          0.90%++
Ratio of net investment
  income to average net
  assets*                        4.35%       4.74%          4.48%++        4.50%       4.91%          4.73%++
Portfolio turnover rate        126.41%     132.50%         70.35%        126.41%     132.50%         70.35%
Average commission rate@      $ .0436          --             --        $ .0436          --             --
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year (Note 3)           $  0.07     $  0.05        $  0.03        $  0.06     $  0.05         $ 0.03

++ Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
   Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** Per-share figures have been calculated using the average shares method.

@ For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Conservative

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Conservative (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

As of October 31, 1996, State Street Research Strategic Portfolios: Conservative held 61% of its assets in fixed-income securities, 29% in equities and 10% in cash. For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of +10.55% (does not reflect sales charge).

Bonds

The Fund's fixed-income component had mixed performance. The largest position was in high-grade bonds, which delivered relatively flat performance. International bonds performed well, but weren't heavily weighted in the portfolio.

Stocks

Healthy stock returns also helped the portfolio's performance. Large-cap and value stocks dominated the Fund's equity holdings. Large-cap growth stocks performed strongly, value stocks less so. International equities demonstrated positive performance as well.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% front-end sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

                     Change In Value Of $10,000 Based On
                     The S&P 500 And The Lehman Brothers
                   Government/Corporate Bond Index Compared
                    To Change In Value Of $10,000 Invested
                    In Strategic Portfolios: Conservative

Class A Shares

      Average Annual Total Return
     1 Year              Life of Fund
+5.58%/+5.18%            +9.01%/+8.47%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Conservative             S&P 500        Bond Index

5/16/94         9550                    10000          10000
10/31/94        9660                    10549          10006
10/31/95       11190                    13334          11622
10/31/96       12371                    16546          12250

Class C Shares

       Average Annual Total Return
     1 Year               Life of Fund
+10.82%/+10.40%          +11.32%/+10.79%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Conservative             S&P 500        Bond Index

5/16/94        10000                    10000          10000
10/31/94       10006                    10549          10125
10/31/95       11622                    13334          11755
10/31/96       12250                    16546          13027

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of State Street Research Strategic
Portfolios: Conservative ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                       Votes (millions of
                                                            shares)
                                                       ------------------
                                                        For    Withheld
                                                       ------ -----------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                    43.4       3.0
   Robert A. Lawrence                                  43.4       3.0
   Dean O. Morton                                      43.4       3.0
   Thomas L. Phillips                                  43.4       3.0
   Toby Rosenblatt                                     43.4       3.0
   Michael S. Scott Morton                             43.8       2.6
   Ralph F. Verni                                      43.8       2.7
   Jeptha H. Wade                                      43.8       2.6

                                                                           Votes (millions of shares)
                                                                           ----------------------------
                                                                            For    Against    Abstain
                                                                           ------  -------------------
2. The Fund's fundamental policy on diversification of investments was
   not amended                                                              1.3      1.1        0.2
3. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder
   approval                                                                33.1      7.3        4.2
4. The Master Trust Agreement was amended to eliminate specified time
   permitted between the record date and any shareholders meeting          34.4      5.7        4.4

FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST

Fund Information

State Street Research
Strategic Portfolios: Conservative
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

State Street Research Strategic Portfolios: Conservative
One Financial Center
Boston, MA 02111

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                                                            U.S. Postage
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                                                            Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
         State Street Research
         Shareholder Services
         P.O. Box 8408
         Boston, MA 02266-8408


[STATE STREET RESEARCH LOGO]
This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.


The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3552-961226(0198)SSR-LD   Cover Illustration by Dorothy Cullinan

                                                                    SP-125E-1296